UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
NAUTICUS ROBOTICS, INC.
(Name of Registrant as Specified in Its Charter)

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Nauticus Robotics, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 20, 2024

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Nauticus Robotics, Inc., a Delaware corporation (the “Company,” “Nauticus,” “we,” “us” or “our”). The meeting will be held on May 20, 2024 at 10 a.m. Central Time. You will be able to attend the Special Meeting, submit your questions and vote during the meeting by using the 16-digit control number included on your proxy card or on the voting instruction form accompanying these proxy materials.

The Special Meeting will be held for the following purposes:

1.To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized but unissued shares our common stock from 625,000,000 to 5,000,000,000 shares.

2.To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of the Company’s common stock:

(i)    upon the conversion of debt under our Senior Secured Term Loan Agreement, dated as of January 30, 2024, by and among the Company, ATW Special Situations Management LLC, as collateral agent and the lenders party thereto;

(ii)    upon the conversion of debt under our Original Issue Discount Exchanged Senior Secured Convertible Debentures Due September 9, 2026, issued pursuant to that certain Securities Purchase Agreement, dated as of December 16, 2021, by and among the Company, Nauticus Sub, and certain investors, as amended (the “Amended Securities Purchase Agreement”); and

(iii)    upon the exercise of warrants to purchase shares of our common stock issued pursuant to the Amended Securities Purchase Agreement.

3.To approve a proposal authorizing the Board of Directors of the Company to enact a reverse split of its shares at a ratio between one to six and one to twenty;

4.To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

This Notice of Special Meeting, the accompanying proxy statement and form of proxy are first being mailed on or about April 26, 2024 to stockholders of record as of March 26, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors
/s/ Nicholas J. Bigney
General Counsel and Corporate Secretary
April 26, 2024
i

ii

PROXY STATEMENT SUMMARY
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2024

INTRODUCTION AND GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Nauticus Robotics, Inc., a Delaware corporation (“Nauticus,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held on May 20, 2024, including any adjournment, postponement or rescheduling thereof (the “Special Meeting”).

Only stockholders of record as of the close of business on March 26, 2024, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

This summary highlights information that is contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first mailed to stockholders and made available on the internet on or about April 26, 2024.

Important Notice Regarding the Availability of Proxy Materials

All stockholders will have the ability to access the proxy materials via the Internet at www.proxyvote.com, www.sec.gov, and the Company’s website at www.nauticusrobotics.com under “Investor Relations.”

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Special Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by telephone or through the Internet.

How do I attend and participate in the Special Meeting?

The meeting will be held on May 20, 2024 at 10:00 a.m Central Time at 1301 McKinney Street, Suite 5100, Houston, Texas 77010. You may attend, vote and ask questions at the Special Meeting by attending in person. If you are a stockholder of record, you will be asked to provide the 16-digit control number proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

You may submit a question at any point during the Special Meeting (until the floor is closed to questions). Stockholder questions or comments are welcome, but we will only answer questions pertinent to Special Meeting matters, subject to time constraints. Questions regarding personal matters and statements of advocacy are not pertinent to Special Meeting matters and therefore will not be addressed. Questions that are substantially similar may be grouped and answered together to avoid repetition.

Will a list of record stockholders as of the Record Date be available?

A list of our record stockholders as of the close of business on the Record Date, will be made available for inspection at the Special Meeting. In addition, for the ten days prior to the Special Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose by contacting our Corporate Secretary at our corporate headquarters.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on March 26, 2024 will be entitled to vote at the Special Meeting. On the Record Date, there were 57,317,025 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on March 26, 2024 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person during the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy through the Internet or by telephone to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on March 26, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting.

What if another matter is properly brought before the meeting?

Pursuant to the Company’s Amended and Restated Bylaws, business transacted at any special meeting of stockholders will be limited to the purposes stated in the Notice of the Meeting.

How do I vote?

For each proposal, you may either vote “For” or “Against” or abstain from voting. The Board recommends you vote “For” each of the proposals presented in this Proxy.

The procedures for voting are as follows:

Stockholders of Record: Shares Registered in Your Name

If on March 26, 2024 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may in person during the Special Meeting or vote by proxy before the Special Meeting in the following ways:

1.via the Internet at www.proxyvote.com;
2.by phone by calling 1-800-690-6903; or
3.by signing and returning a proxy card.

Proxies submitted via the Internet or by telephone must be received by 10:59, Central Time, on May 19, 2024.

Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed above to ensure your vote is counted.

Beneficial Owners: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than from the Company. To vote prior to the Special Meeting, simply follow the voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote at the Special Meeting, you must obtain a control number from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a control number.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, through the Internet, by telephone or electronically during the Special Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each proposal presented in this Proxy Statement. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposals 2 and 4 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposals 1 and 3 are considered to be “routine” matters under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 1 and 3.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each set of proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy through the Internet or by telephone.
•You may deliver a written notice that you are revoking your proxy to Nauticus Robotics Inc., Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598 at or prior to the Special Meeting.
•You may vote during the Special Meeting, if you are a stockholder of record as of the Record Date. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet or telephone proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 2 and 4 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals. Proposals 1 and 3 are routine votes and therefore we do not expect any broker non-votes for Proposals 1 and 3.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required	Effect of Abstentions	Broker Discretionary Votes Allowed
1	Share Authorization	Majority of Outstanding Shares	Vote Against	Yes

2	Share Issuance Proposal	Majority of Votes Cast	No Effect	No

3	Reverse Split Proposal	Majority of Votes Cast	No Effect	Yes

4	Adjournment Proposal	Majority of Votes Cast	No Effect	No

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the Record Date, there were 57,317,025 shares outstanding and entitled to vote. Thus, the holders of 28,658,513 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the virtual meeting. Abstentions and broker non- votes will be counted toward the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

All stockholders will have the ability to access the proxy materials via the Internet at www.proxyvote.com, www.sec.gov, and the Company’s website at www.nauticusrobotics.com under “Investor Relations.”

PROPOSAL 1

SHARE AUTHORIZATION PROPOSAL

After careful consideration, the Board has adopted, declared advisable and directed that there be submitted to the stockholders at the Special Meeting a proposed amendment (the “Authorized Share Amendment”) of our Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of authorized Common Stock from 625,000,000 to 5,000,000,000.

Background

Article IV of our Charter currently authorizes the Company to issue up to 625,000,000 shares of Common Stock and 10,000,000 shares of preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”). As of April 16, 2024, 62,320,427 shares of Common Stock were issued, including held as treasury shares, with warrants outstanding to purchase up to an aggregate of 33,750,526 shares of Common Stock (which number includes 17,930,526 shares underlying the SPA Warrants (as defined below)), 2,674,691 shares underlying the September Term Loan Agreement (as defined below), 95,670,851 shares underlying the August Convertible Debentures (as defined below), options, earnout shares and restricted stock units outstanding to acquire up to an aggregate of 10,235,528 shares of Common Stock, and approximately 1,014,414 shares of Common Stock reserved for possible future issuance pursuant to the remaining authorized and unissued stock awards under the Company’s equity incentive plans. The adoption of the proposed Authorized Shares Amendment would provide for an additional 4,375,000,000 authorized shares of Common Stock for future issuance, which would bring the aggregate total of authorized shares of capital stock to 5,010,000,000, composed of 5,000,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

The Authorized Shares Amendment amends and restates the first sentence of Article IV of our Charter in its entirety to read as follows:

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is 5,010,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 5,000,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000, having a par value of $0.0001 per share.

Reasons for Seeking Stockholder Approval

A proposed amendment to our Charter is to ensure that the Company has a sufficient number of authorized shares of our Common Stock for future corporate needs. The additional shares of our Common Stock may be used for various purposes without further stockholder approval (except as required, or limited, by law or the Nasdaq Marketplace Rules (the “Nasdaq Listing Rules”)). These purposes may include: (i) raising capital, if the Company has an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Common Stock; (ii) exchanging Common Stock or securities that are convertible into Common Stock for other outstanding securities; (iii) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (iv) expanding the Company’s business through the acquisition of other businesses or assets; (v) stock splits, dividends, and similar transactions; (vi) debt or equity restructuring or refinancing transactions; and (vii) other corporate purposes.

The Board has not proposed the increase in the number of authorized shares of Common Stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company and the Board is not currently aware of any attempt or plan to acquire control of the Company. Rather, the Authorized Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs.

Rights of Additional Authorized Shares

The additional authorized shares contemplated by the Authorized Shares Amendment would be a part of the existing class of our Common Stock and, if issued, would have the same rights and privileges as the shares of our Common Stock presently issued and outstanding. Holders of shares of our Common Stock (solely in their capacity as holders of shares of our Common Stock) have no preemptive rights or rights to convert their shares of our Common Stock into any other securities. Accordingly, should the Board elect to issue additional shares of our Common Stock, existing holders of shares of our Common Stock would not have any preferential rights to purchase the shares.

Effect on Current Stockholders

Future issuance of Common Stock or securities convertible into our Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible takeover scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Proposal 1 is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties. The Authorized Shares Amendment does not affect the number of shares or rights of preferred stock authorized.

Effectiveness of the Amendment

If this Proposal 1 is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company intends to do promptly following the Special Meeting. If this Proposal 1 is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented, and the Company’s capitalization will remain as it is currently.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares of our Common Stock. Abstentions will count as a vote against this Proposal 1. Because Proposal 1 is considered a “routine” proposal, we do not expect any broker non-votes.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 625,000,000 to 5,000,000,000 SHARES.

PROPOSAL 2

APPROVAL OF ISSUANCE OF SHARES

We are seeking approval of the issuance of shares of Common Stock pursuant to the January 2024 Term Loan Agreement, the New Debentures, and the SPA Warrants (each, as defined below, and, collectively, the “Applicable Agreements”) in accordance with Nasdaq Rule 5635. None of the other proposals are conditioned upon the approval of the this Proposal 2.

Background

On December 16, 2021, we entered into a Stock Purchase Agreement (as amended, the “SPA”) with Cleantech Acquisition Corp. and certain purchasers thereunder pursuant to which we issued 2,922,425 warrants (the “SPA Warrants”) to ATW Special Situations I, LLC (“ATW I”), Material Impact Fund II, L.P. (“MIF”) and SLS Family Irrevocable Trust (“SLS”) and $36,530,320 principal amount of debentures (the “SPA Debentures”) to the ATW I, MIF and SLS. The SPA Warrants were issued on September 9, 2022 and had an exercise price of $20 per share. The SPA Warrants had antidilution provisions that (i) reset the exercise price of the SPA Warrants to the lowest price at which the Company sells Common Stock or equity-linked securities, subject to a floor of $2.00 and (ii) increase the number of shares of Common Stock issued in connection with such Warrants such that the total exercise price of the SPA Warrants remains unchanged. The SPA Debentures were issued on September 9, 2022 and were convertible into Common Stock of the Company at a conversion price of $15.00. Similar to the SPA Warrants, the SPA Debentures contained antidilution provisions that reset the conversion price to the lowest price at which the Company sells Common Stock or equity-linked securities, subject to a floor of $2.00. The debentures also contained provisions that prevented the Company from issuing Common Stock or equity-linked securities at a price beneath $2.00, limited the Company’s ability to use equity. This description of the SPA, the SPA Warrants and the SPA Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the SPA, filed as Exhibit 10.4 to our current report on Form 8-K filed on December 17, 2021, (ii) the form of SPA Warrants, filed as Exhibit 4.7 to our current report on Form 8-K filed on September 15, 2022, and, (iii) the form of the SPA Debentures, field as Exhibit 4.6 to our current report on Form 8-K filed on September 15, 2022, each of which is incorporated by reference herein.

On September 18, 2023, the Company entered into a senior secured term loan agreement (the “September Term Loan Agreement”) with ATW Special Situations II LLC as collateral agent and lender, and Transocean Finance Limited, ATW I, MIF. and RCB Equities #1, LLC, as lenders. The September Term Loan Agreement provided the Company with up to an aggregate $20.0 million of secured term loans, maturing on the earliest of: (a) the third anniversary of the date of the September Term Loan Agreement, (b) 91 days prior to the maturity of the SPA Debentures, and (c) the date on which the Company next receives additional debt financing from one or more sources in an aggregate amount of at least $35.0 million. The loans under the September Term Loan Agreement are convertible, in whole or in part, at the option of each Lender into shares of Common Stock at a conversion price of $6.00 per share of Common Stock. As a result of the September Term Loan Agreement and the conversion price thereunder, (i) the exercise price of the SPA Warrants was reset to $6.00 and the number of warrants was increased proportionately, and (ii) the conversion price of the SPA Debentures was rest to $6.00. This description of the September Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of September Term Loan Agreement, filed as Exhibit 10.1 to our current report on Form 8-K filed on September 21, 2023.

Warrant Restructuring Agreements

On December 31, 2023, the Company and ATW I entered into a Securities Purchase Agreement (the “PIPE SPA”), pursuant to which ATW I agreed to purchase up to an aggregate of $5,000 of the shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at a $2 per share purchase price. As a result of the sale of shares under the PIPE SPA, the conversion prices under the SPA Warrants and the SPA Debentures were reset to $2 pursuant to their terms. Also on December 31, 2024, the Company and certain of its subsidiaries and ATW I, as holders of SPA Warrants, entered into a restructuring agreement relating to the SPA Warrants. On January 30, 2024, the Company entered into parallel agreements with MIF and SLS (collectively, the “Second Lien Restructuring Agreements”). Among other things, the Second Lien Restructuring Agreements provided for (a) a voluntary adjustment of the warrants exercise price to $0.0001 for the remaining term of the warrants as permitted under the warrants, and (b) the waiver of certain provisions of the warrants, in part, such that the aggregate shares of the Company’s common stock issuable upon exercise of the warrants (after giving effect to the exercise price adjustment above) would be 1,851,724 shares less in the aggregate than the underlying shares that would have otherwise been triggered by the transactions contemplated by that certain Securities Purchase Agreement dated as of December 31, 2023. For more information on these transaction, please see the Company’s Current Report on Form 8-K filed on January 5, 2024.

January 2024 Debenture Amendment

On January 30, 2024, the Company and ATW I, MIF and SLS entered into amendment and exchange agreements to the SPA Debentures pursuant to which each of ATW I, MIF and SLS transferred its existing SPA Debentures to the Company in exchange for new debentures (the “New Debentures”) for aggregate principal amount of $36,065,987. The New Debentures provide for, among other items: (a) an interest rate of 5% per annum, payable quarterly in shares of the Company’s common stock (if the conditions described therein are met) and/or in cash, at the Company’s option; (b) conversion by the holder into shares of the Company’s common stock at any time (subject to limitations on conversion described therein); (c) a conversion price of $0.4582 (subject to adjustment as provided therein) with shares of the Company’s common stock issuable on conversion determined by dividing 120% of the applicable “conversion amount” (as defined in the New Debenture) by the conversion price; (d) prior to the date of sale of the Company’s common stock (or equivalents) in one or in a series of transactions resulting in net cash proceeds to the Company of at least $30 million, an alternate conversion price at the lower of (1) $0.4582 (subject to adjustment as provided therein) and (2) the greater of a floor price of $0.0878 (subject to adjustment as provided therein) and 98% of the lowest VWAP of the Company’s shares of commons stock during the applicable 10-trading day period (subject to payment in cash if the applicable VWAP calculation is less than the floor price), and an interest conversion rate of 90% of such alternate conversion price; and (d) an option by the holder to extend the maturity date by an additional year. Generally, upon an event of default the outstanding principal, interest, liquidated damages, and other amounts become immediately due and payable in cash (and interest then accrues at 18% per annum). The obligations of the Company under the New Debentures are generally secured by all assets of the Company and its subsidiaries, and are generally guaranteed by the Company’s subsidiaries. The New Debentures include, among other items, representations, warranties, affirmative and negative covenants, certain adjustments (including in respect of stock dividends, stock splits, and subsequent equity sales and rights offerings, pro rata distributions, and fundamental transactions), certain limitations on share issuances (including prior to stockholder approval), optional redemption, liquidated damages, events of default, and remedies, in each case, as further described therein. This description of the New Debentures and the transactions related thereto does not purport to be complete and is qualified in its entirety by reference to our current report on Form 8-K filed on February 5, 2024.

January 2024 Term Loan Agreement

On January 30, 2024, the Company also entered into a senior secured term loan agreement (the “Term Loan Agreement”) with ATW Special Situations Management LLC (“ATW Management”), as collateral agent (in such capacity, the “Collateral Agent”) and lender, and ATW Special Situations III LLC (“ATW III”), Material Impact, VHG Investments LLC (“VHG Investments”), ATW II LLC and ATW I LLC, as lenders (collectively, the “Lenders”). The Term Loan Agreement provides the Company with an aggregate $9.55 million of secured term loans (the “Loans”). Any portion of the outstanding principal amount of the Loans is prepayable at the Company’s option pro rata to each Lender upon at least five days’ prior written notice to each Lender. The Term Loan Agreement also provides for up to an additional $6 million of secured term loans within 180 days of signing, $1 million of which has been already been committed by ATW III or an affiliate. The Loans bear interest at the rate of 15% per annum, payable quarterly in arrears on the first day of each calendar quarter commencing April 1, 2024. The Loans (other than the ATW Extended Maturity Term Loan) will mature on the earliest of: (a) the third anniversary of the date of the Term Loan Agreement, (b) the maturity of the Indebtedness under the September Term Loan Agreement, as amended, and (c) 91 days prior to the maturity of the SPA Debentures issued under the SPA. The ATW Extended Maturity Term Loan will mature on the earlier of the 30th anniversary of the date of the Term Loan Agreement or such earlier date as is required or permitted to be repaid under the Term Loan Agreement. The Loans are convertible, in whole or in part, at the option of each Lender into shares of Common Stock, until the date that the Loans are no longer outstanding, at a conversion price of $ $0.4582 per share of Common Stock (the “Conversion Price”), subject to certain customary anti-dilution adjustments as described in the Term Loan Agreement. The Company may voluntarily reduce the then current Conversion Price to any amount and for any period of time at the board’s discretion, subject to Nasdaq rules and the written consent of required lender (ATW, or if ATW does not hold any Loans, Lenders holding at least 50.1% of the outstanding principal Loan balance). The conversion of the Loans is subject to the Lender’s beneficial ownership limitation of 4.99% of outstanding shares (except ATW, who has elected limitation of 9.99%) and the Nasdaq Rule 5635(d) stockholder approval requirement for the maximum 20% issuance of shares, for the aggregate shares of Common Stock issued with the conversion of the Loans and the conversion of the Exchange Debentures (defined below) in the six months after the Closing Date. At any time after the Stockholder Meeting Deadline (as defined in the Exchange Agreements), if the Company is prohibited from issuing shares of Common Stock due to this cap on the share issuance pursuant to the Nasdaq stockholder approval rule (the “Exchange Cap Shares”), the Company shall pay cash in exchange for the cancellation of such portion of the applicable Exchange Debenture convertible into such Exchange Cap Shares. This description of the Term Loan Agreement and the transactions related thereto does not purport to be complete and is qualified in its entirety by reference to our current report on Form 8-K filed on February 5, 2024.

Reasons for Seeking Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. The Company is restricted from issuing all shares of Common Stock that are otherwise issuable pursuant to the Applicable Agreements (without regard to any limitations thereon set forth in the Applicable Agreements) by Nasdaq Listing Rule 5635.

In connection with the execution of the Applicable Agreements, we agreed to hold a meeting of stockholders to, among other things, obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rules 5635 for the issuance of all shares of our Common Stock that are issuable pursuant to the Applicable Agreements (without regard to any limitations thereon set forth in the Applicable Agreements).

Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635.

Our Board has determined that the Applicable Agreements, and the Common Stock that may be issued thereby, are in the best interests of the Company and its stockholders because of the corresponding capital previously obtained by the Company. This capital is expected to be used for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment.

We cannot predict if the holders of the SPA Warrants, the New Debentures, the September Term Loan Agreement or the Term Loan Agreement will convert their holdings into Common Stock. Assuming that all instruments are converted into Common Stock, the following number of shares of Common Stock could be issued:

	Prior to January 2024 Transactions	After January 2024 Transactions
SPA Warrants	27,372,526	27,372,526
SPA Debentures	7,306,064	—
New Debentures[1]	—	95,670,851
September Term Loan	1,933,333	2,674,691
Term Loan Agreement	—	18,664,024
TOTAL	36,611,923	144,382,092
1. Assumes exchange price of $0.4582

Therefore, we are seeking stockholder approval under this Proposal 2 to fully issue all shares of Common Stock that are issuable pursuant to the Applicable Agreements (without regard to any limitations thereon set forth in the Applicable Agreements), if necessary, under the terms of the Applicable Agreements.

Consequences of Non-Approval

If we do not receive the approval contemplated in this Proposal 2, we will be contractually required to bring this matter for a shareholder vote periodically in perpetuity until the settlement of the Applicable Agreements, incurring cost and expense. It may also limit the willingness of our current lenders to lend additional funds to the Company if required. The failure to approve this proposal will also not negate the existing terms of the documents, which will remain a binding obligation of the Company.

Accordingly, our Board believes that providing the Company the flexibility to fully issue shares of Common Stock that are issuable pursuant to the Applicable Agreements (without regard to any limitations thereon set forth in the Applicable Agreements) is in the best interest of the Company.

Effect on Current Stockholders

The issuance of shares of Common Stock as contemplate by this Proposal 2 would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 2 requires the affirmative vote of stockholders representing a majority of votes cast at the Meeting. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF, PURSUANT TO NASDAQ RULE 5635, THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE APPLICABLE AGREEMENTS (without regard to any limitations thereon set forth in the Applicable Agreements).

PROPOSAL 3

APPROVAL OF REVERSE SPLIT

Item 3 is to authorize the Company’s Board of Directors, in its sole and absolute discretion and without further stockholder approval, to effect a reverse stock split of our outstanding shares of common stock at a ratio to be determined by the Company’s Board of Directors ranging from a ratio of one to six to a ratio of one to twenty by amending the Amended and Restated Certificate of Incorporation of the Company at such time and date, if at all, as determined by the Board of Directors in its sole discretion, provided that all fractional shares as a result of the reverse stock split shall be automatically rounded up to the nearest whole share.

The Board of Directors believes that the proposed reverse stock split is desirable to bring the share price of the Company in line with its peers, to avoid future delisting warnings from NASDAQ, and to ensure that shares will be available, if needed, for issuance of grants of equity awards, possible acquisitions of companies, products, or technologies, potential business and financial transactions, and other corporate purposes. Our Board of Directors has approved and has recommended that our stockholders approve this Item 3. If the stockholders approve this proposal, the reverse stock split will be effected only upon a determination by the Board of Directors that the reverse stock split is in the best interests of the stockholders at that time. In connection with any determination to effect the reverse stock split, the Board of Directors will set the timing for such a split and select the specific ratio from within the range of ratios set forth herein.

The determination as to whether the reverse stock split will be effected and, if so, pursuant to which ratio, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

•our ability to continue our listing on the NASDAQ;

•existing and expected marketability and liquidity of the common stock;

•the historical and then-prevailing trading price and trading volume of the common stock;

•prevailing stock market conditions;

•the anticipated impact of the reverse split on the trading market for our common stock;

•the anticipated impact of the reverse split on our ability to raise financing;

•business developments affecting the Company;

•the likely effect on the market price of the Company’s Common Stock.

Our Board of Directors believes that stockholder approval granting us discretion to set the actual ratio within the range described above, rather than stockholder approval of a specified ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock in order to set a ratio that is intended to maintain for the foreseeable future, given market fluctuations, a stock price well in excess of $1 per share to avoid potential future delisting from the NASDAQ, which could have an adverse effect on our business, liquidity, and on the trading of our common stock due to, among other things, potential loss of confidence by partners, lenders, suppliers, customers, and employees, and increased difficulty in raising capital. We also believe that an increased market price of our common stock may improve the marketability and liquidity of our common stock and encourage interest and trading in our shares of common stock, as well as bring the price of our common stock to a level commensurate with peer companies. In addition, a low per share price may negatively impact our acceptability to certain institutional investors, professional investors, and other market participants.

If the Board of Directors determines to implement the reverse stock split, we intend to issue a press release announcing the terms and effective date of the reverse stock split before we file the Certificate of Amendment with the Secretary of State of the State of Delaware.

No fractional shares will be issued in connection with the reverse stock split. To avoid the existence of fractional shares of the common stock, any fractional shares that would otherwise be issued as a result of the reverse stock split will be rounded up to the nearest whole share.

If our Board of Directors determines that effecting the reverse stock split is in the best interest of the Company and its stockholders, the reverse stock split will become effective upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The form of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split will be in substantially the form as attached to this Proxy Statement as Appendix E. The Certificate of Amendment filed thereby will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this Proposal, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such reverse stock split adjusts the conversion ratio of such previously designated preferred stock). The description of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is attached hereto as Appendix A.

Effect of the Reverse Stock Split

If approved by our stockholders and implemented by the Board of Directors, as of the effective time of the Certificate of Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the ratio selected by the Board of Directors, which could range between a ratio of one to three and a ratio of one to six, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share.

Except to the extent that the reverse stock split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or any dilution to other stockholder in connection therewith, as described below, the reverse stock split will not:

•affect any stockholder’s percentage ownership interest in us;

•affect any stockholder’s proportionate voting power;

•substantially affect the voting rights or other privileges of any stockholder; or

•alter the relative rights of common stockholders, convertible notes holders, or holders of equity awards.

Depending upon the ratio selected by the Board of Directors, the principal effects of the reverse stock split are:

•the number of shares of common stock issued and outstanding will be reduced by a factor ranging between six and twenty, notwithstanding any rounding;

•the per share exercise price will be increased by a factor between six and twenty at the time of the reverse split, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding equity awards, and other convertible or exercisable equity securities entitling the holders to purchase shares of our common stock;

•the number of shares authorized and reserved for issuance under our existing equity plans will be reduced proportionately; and

•the conversion rates for holders of our outstanding convertible securities will be adjusted proportionately, subject to their terms.

The following table contains approximate information as at March 26, 2024 relating to our outstanding common stock, including the shares of common stock underlying outstanding convertible securities (assuming the current optional conversion price), outstanding equity awards (including under our equity plans), and the impact of the reverse stock split thereon under certain proposed ratios:

	No Reverse Split	One-to-Six	One-to-Twenty
Common Stock	57,317,025	9,552,838	2,865,851
Public Warrants	8,625,000	1,437,500	431,250
Private Warrants	7,175,000	1,195,833	358,750
SPA Warrants	21,672,526	3,612,088	1,083,626
Convertible Debentures	95,670,851	15,945,142	4,783,543
September 2024 Term Loan	2,674,691	445,782	133,735
January 2024 Term Loan	18,664,024	3,110,671	933,201
RSUs and Options under Equity Plans	10,235,518	1,705,920	511,776

If the reverse stock split is implemented, the Certificate of Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Amended and Restated Certificate of Incorporation, the right of our Board of Directors to designate preferred stock, or the par value of our common or preferred stock.

Additionally, as of the date of this Proxy Statement, we do not have any current plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the reverse stock split has been implemented.

Stockholders will not receive fractional shares in connection with the reverse stock split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors effects a one-for-ten split, and you held nine shares of our common stock immediately prior to the effective date of the Certificate of Amendment, you would hold one share of the Company’s common stock following the reverse stock split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the reverse stock split will be the date on which we file the Certificate of Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Certificate of Amendment.

Holders of pre-reverse split shares of our Common Stock (“Old Shares”), after the effective date, may, but are not required to, contact our transfer agent regarding the procedure for surrendering to our transfer agent, certificates representing Old Shares in exchange for certificates representing post-reverse split shares (“New Shares”). No new certificates will be issued to a stockholder until or unless such stockholder has surrendered such stockholder’s outstanding certificate(s) together with such information, fees, and documentation as the transfer agent may require, to the transfer agent for reissuance. Stockholders should not destroy any stock certificate. We and the transfer agent will adjust record stockholder’s shareholdings in our records regardless of whether any certificates evidencing Old Shares are returned for reissuance in order to evidence New Shares and therefore, stockholders are not required to return their certificates for reissuance unless they want to. In the event stockholders do not have their certificates representing Old Shares reissued for certificates evidencing New Shares, such certificates will still only provide rights and ownership of the adjusted number of New Shares in connection with the reverse stock split, when presented for voting or transfer, even if the certificates still list the number of Old Shares prior to the reverse stock split.

Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio.

Beginning on the effective date of the reverse stock split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares, subject to the rounding up of fractional shares to the next whole share. Stockholders should not destroy any stock certificates or submit any stock certificates to the Company or its transfer agent unless instructed to do so in the future.

The reverse stock split will not affect the par value of our common stock ($0.0001 per share). However, at the effective time of the reverse stock split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Neither Delaware law, our Amended and Restated Certificate of Incorporation, nor our Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this Proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 3, you should consider the following risks associated with the implementation of the Reverse Stock Split:

•The price per share of our Common Stock after the reverse stock split may not reflect the ratio implemented by the Board of Directors and the price per share following the effective time of the reverse stock split may not be maintained for any period of time following the reverse stock split.

•Other factors, such as our financial results, market conditions, and the market perception of our business may adversely affect the market price of the Company’s common stock, and as a result, there can be no assurance that the reverse stock split would result in the intended benefits described herein, that the market price of the Company’s common stock would increase following the reverse stock split, that the market price of the Company’s common stock would not decrease in the future, or that our common stock would maintain a high enough price per share to permit its continued listing on NASDAQ.

•Some investors may view the reverse stock split negatively because it reduces the number of shares of common stock available in the public trading market or otherwise has a negative market perception.

•Following the reverse stock split, we may still run the risk of non-compliance under the listing standards of NASDAQ in the future, which could cause the Company to be delisted or subject to delisting.

•Effecting the reverse stock split may not attract additional institutional or other potential investors, or result in a sustained market price that is high enough to overcome certain investor policies and practices.

•The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the reverse stock split.

•If a reverse stock split is implemented by the Board of Directors, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the reverse stock split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

•A stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse

Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of material U.S. federal income tax consequences of the proposed reverse stock split to holders of our common stock that are U.S. holders (as defined below) that hold our common stock as a capital asset (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below. We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the Internal Revenue Service or a court will agree with such statements and conclusions.

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, insurance companies, persons holding shares of our common stock as part of a hedging, integrated, or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. Furthermore, this summary does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed reverse stock split, whether or not they are in connection with the proposed reverse stock split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes, an individual who is a citizen or resident of the United States; (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (1) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Holders of our common stock are urged to consult their own tax advisor with respect to the application of United States federal income tax laws to their particular situation as well as any tax considerations arising under other United States federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The reverse stock split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the reverse stock split qualifies as a recapitalization, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the reverse stock split, except that a U.S. holder whose fractional share resulting from the reverse stock split is rounded up to the nearest whole share may recognize income or gain for U.S. federal income tax purposes equal to the value of the additional fractional share. A U.S. holder’s aggregate tax basis in the common stock received pursuant to the reverse stock split will equal the U.S. holder’s tax basis in its common stock surrendered in the reverse stock split in exchange therefor increased by any income or gain attributable to the rounding up of fractional shares. The holding period of the U.S. holder’s common stock received pursuant to the reverse stock split will include the holding period of the common stock surrendered in the reverse stock split in exchange therefor. The portion of the shares received by a U.S. holder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse stock split. U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 3 requires the affirmative vote of stockholders representing a majority of votes cast at the Meeting. Abstentions will have no effect on the outcome of this vote. Because Proposal 3 is considered a “routine” proposal, we do not expect any broker non-votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK.

PROPOSAL 4
ADJOURNMENT PROPOSAL
Overview

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal 4, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other proposals contained in this Proxy Statement.

Required Vote and Recommendation of Board of Directors

Approval of Proposal 4 requires the affirmative vote of stockholders representing a majority of votes cast at the Meeting. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.

The Board of Directors believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Special Meeting is insufficient to approve a Proposal, it is in the best interests of our stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, ONE OR MORE OF THE OTHER PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information known to us regarding the beneficial ownership of the Common Stock as of March 26, 2024:

•each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;
•each named executive officer and director of the Company; and
•all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provides that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 57,317,025 shares of Common Stock issued and outstanding as of March 26, 2024 and assumes exercise of warrants to purchase up to 37,472,526 shares of Common Stock outstanding as at March 26, 2024, for a total of 94,789,551 shares.

Common stock subject to options or restricted stock units (“RSUs”) that are currently exercisable or exercisable or will vest within 60 days of March 25, 2024 are deemed to be outstanding and beneficially owned by the person holding the options or RSUs. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name of Beneficial Owner[1]	Number of Shares	% of Class[2]
Five Percent Holders
ATW Special Situations I LLC[8]	17,647,971	18.62%
Transocean Inc.[3]	11,659,695	12.30%
Schlumberger Technology Corporation[4]	8,682,920	9.16%
CleanTech Sponsor I LLC[5]	7,307,333	7.71%
Material Impact Fund II, L.P.[7]	7,147,078	7.54%
Angela Berka	4,824,013	5.09%
CleanTech Investments[6]	3,829,167	4.04%
Nicolaus Radford	3,024,921	3.19%
Directors and Executive Officers
John W. Gibson, Jr.	615,305	*
Nicholas Bigney	—	*
Victoria Hay	—	*
John D. Yamokoski	746,543	*
Lisa J. Porter	89,799	*

Jim Bellingham	76,971	*
Joseph R. Dyer	76,971	*
William “Bill” H. Flores	41,866	*
Adam Sharkawy[7]	7,147,078	7.54%
Eli Spiro[5]	7,307,333	7.71%
All Directors and Executive Officers[9]	16,101,866	16.99%

*    Less than 1%
1    The business address of each of the individuals is c/o Nauticus Robotics, Inc., 17146 Feathercraft Lane, Suite 450, Webster, TX 77598
2    Percentages calculated by including assumption of conversion as specified in the footnotes below.
3    Consists of (i) 8,329,492 shares issued as merger consideration, (ii) 2,080,203 Earnout Shares, (iii) 750,000 shares purchased during the PIPE Investment and (iv) 500,000 shares issuable upon the conversion of debt issued pursuant to the September Term Loan, assuming conversion. The business address of Transocean Inc. is 1414 Enclave Parkway, Houston, Texas 77077.
4    Excludes 1,981,164 additional shares of Common Stock that Schlumberger Technology Corporation (“STC”) has the right to receive if, on or before December 16, 2026, the Common Stock meets or exceeds certain target prices as set forth in the Merger Agreement. The business address of Schlumberger Technology Corporation is 5599 San Felipe Street, Houston, Texas 77056.
5    Consists of shares of Common Stock owned by CleanTech Sponsor I LLC, for which Eli Spiro is the managing member. Assuming the conversion and exercise of 7,175,000 Private Warrants (of which 4,783,333 Private Warrants sold to the CleanTech Sponsor I LLC). The business address of Cleantech Sponsor I LLC is 207 West 25th Street, 9th Floor, New York, NY 10001.
6    Consists of shares of Common Stock owned by CleanTech Investments, for which Jonas Grossman is the managing member. Assuming the conversion and exercise of 7,175,000 Private Warrants (of which 2,391,667 Private Warrants sold to the CleanTech Investments). The business address of Cleantech Investments is 207 West 25th Street, 9th Floor, New York, NY 10001. CleanTech Investments is an affiliate of Chardan Capital Markets, LLC.
7    Consists of (i) 1,999,835 shares issued as merger consideration, (ii) 499,437 Earnout Shares, (iii) 250,000 shares purchased during the PIPE Investment, (iv) 3,822,979 shares underlying the SPA Warrants to the Securities Purchase Agreement, and (vi) 166,667 shares issuable upon the conversion of debt issued pursuant to the September Term Loan, assuming conversion of the entirety of each of these tranches. Our director, Adam Sharkawy is a founder and managing partner at Material Impact Fund II, L.P. The business address of Material Impact Fund II, L.P. is 131 Dartmouth Street, Boston, Massachusetts 02116.
8    Consists of (i) 16,473,280 shares issuable upon exercise of the SPA Warrants, and (ii) 1,174,691 shares issuable upon the conversion of debt issued pursuant to the September Term Loan, assuming conversion of the entirety of each of these tranches.
9    Total share number and percentage assumes conversion of the 7,175,000 Private Warrants, the SPA Warrants, and debt pursuant to the September 2023 Term Loan.

Stockholder Communications

Stockholders and interested parties who wish to communicate with the Board of Directors, or with any individual director, may do so by correspondence addressed to the Board of Directors, or to an individual director, at the principal executive offices of the Company at Nauticus Robotics, Inc., Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598. All such communications received from stockholders are sent directly to members of the Board of Directors.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Nauticus stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or the Company. Direct your written request to Nauticus Robotics, Inc., Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Where You Can Find More Information

This Proxy Statement is available free of charge on our internet website, www.nauticusrobotics.com. On our website, we make available our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. Such information will also be available at www.sec.gov. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this Proxy Statement.

We will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of our most recent Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), our Quarterly Reports on Form 10-Q, and other information and any amendments to those reports. Written requests for such information should be directed to Nauticus Robotics, Inc., Attn: Corporate Secretary, 17146 Feathercraft Lane, Suite 450, Webster, TX 77598.

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information different from that contained in this Proxy Statement.

OTHER MATTERS

In accordance with the Company’s Amended and Restated Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

Appendix A
Proposed Amendment to Second Amended and Restated Certificate of Incorporation
A-1

CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF NAUTICUS ROBOTICS, INC.

Nauticus Robotics, Inc., (the “Corporation”), a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby files this Certificate of Amendment (this “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended, and certifies as follows:

1. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 18, 2020, an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 14, 2021, and a Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on September 9, 2022.

2. The first sentence of Article IV of the Second Amended and Restated Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to read as follows:

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is 5,010,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 5,000,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000, having a par value of $0.0001 per share

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4. This Certificate of Amendment shall become effective upon its filing in accordance with the provisions of Section 103(d) of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on , 2024.

NAUTICUS ROBOTICS, INC.

By:_______________________________

Name:
Title:
A-2

Appendix B
Senior Secured Term Loan Agreement, dated as of January 30, 2024

SENIOR SECURED TERM LOAN AGREEMENT
NAUTICUS ROBOTICS, INC.
    This SENIOR SECURED TERM LOAN AGREEMENT dated as of January 30, 2024 (this “Agreement”), is by and among Nauticus Robotics, Inc. (f/k/a Cleantech Acquisition Corp.), a Delaware corporation (together with its successors and permitted assigns, the “Company”), having its principal place of business at 17146 Feathercraft Lane, Suite 450 Webster, TX 77598, the Collateral Agent and the lenders from time to time party hereto (collectively the “Lenders”).
Each Lender, severally and not jointly, has agreed to make a term loan to the Company in the amount equal to such Lender’s Commitment Percentage of $9,551,856 on the date hereof (each, a “Loan” and collectively, the “Loans”), in all cases subject to the terms and conditions of this Agreement.
FOR VALUE RECEIVED, the Company promises to pay to the Lenders, or their respective assigns, or shall have paid pursuant to the terms hereunder, the principal sum of the (1) Loans (other than the ATW Extended Maturity Term Loan) on the earliest of: (a) the third anniversary of the date hereof, (b) the maturity of the Indebtedness under the 2023 Term Loan Agreement and (c) 91 days prior to the maturity of the Debentures (such earlier date, the “Maturity Date”) or such earlier date as this Agreement is required or permitted to be repaid as provided hereunder, and (2) the ATW Extended Maturity Term Loan on the earlier of the thirtieth anniversary of the date hereof or such earlier date as this Agreement is required or permitted to be repaid as provided hereunder (such earlier date the “ATW Extended Maturity Term Loan Maturity Date”), and to pay interest to the Lenders on the aggregate outstanding principal amount of the Loans in accordance with the provisions hereof. To the extent all or any portion of the Loans are repaid or prepaid, such Loans shall not be reborrowed. This Agreement is subject to the following additional provisions:
    Section 1.    Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:
“2023 Term Loan Intercreditor Agreement” means that certain Intercreditor Agreement among Collateral Agent and Acquiom Agency Services LLC, as collateral agent for the lenders under the 2023 Term Loan Agreement, dated as of even date herewith, as amended, restated, modified and supplemented from time to time.
“2023 Term Loan Agreement” means that certain Senior Secured Term Loan Agreement among the Company, the lenders party thereto and Acquiom Agency Services LLC, as collateral agent, dated September 18, 2023, as amended, restated, modified and supplemented from time to time to the extent permitted by the 2023 Term Loan Intercreditor Agreement.
“2023 Term Loans” means the loans made under and pursuant to the 2023 Term Loan Agreement.
“Action” shall have the meaning set forth in Section 3(i).
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning given to such term in the introductory paragraph to this Agreement.
“ATW” means ATW Special Situations III LLC and its successors and assigns.
“ATW Extended Maturity Term Loan” means the Loans to the Company on the Closing Date in the amount equal to such Lender’s ATW Extended Maturity Term Loan Commitment Percentage of $1,000,000 on the date hereof.
“ATW Extended Maturity Term Loan Commitment Amount” means, as to any Lender, the ATW Extended Maturity Term Loan Commitment Amount (if any) set forth opposite such Lender’s name on Schedule I hereto, as the same may be adjusted upon any assignment by or to such Lender in accordance with the terms hereof.
“ATW Extended Maturity Term Loan Commitment Percentage” shall mean, as to any Lender, the ATW Extended Maturity Term Loan Commitment Percentage set forth opposite such Lender’s name on Schedule I hereto, as the same may be adjusted upon any assignment by or to such Lender in accordance with the terms hereof.
“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) the Company or any Significant Subsidiary thereof admits in writing that it is generally unable to pay its debts as they become due, (h) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.
“Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(d).
“Board of Directors” means the board of directors of the Company.
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 4(c)(v).
“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company (other than by means of conversion or exercise of the Debentures and/or the 2023 Term Loans and the securities issued together with the Debentures and/or the 2023 Term Loans), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company (and all of its Subsidiaries, taken as a whole) sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Closing Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.
“Closing Date” means the date hereof.
“Collateral” shall have the meaning given to such term in the Pledge and Security Agreement.
“Collateral Agent” means ATW Special Situations Management LLC and any of its successors and permitted assigns.
“Commission” means the United States Securities and Exchange Commission.
“Commitment Percentage” means, as to any Lender, the sum of (i) the Term Loan Commitment Percentage set forth opposite such Lender’s name on Schedule I hereto and (ii) the ATW Extended Maturity Term Loan Commitment Percentage set forth opposite such Lender’s name on Schedule I hereto, in each cash, as may be adjusted upon any assignment by or to such Lender in accordance with the terms hereof.
“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Company” has the meaning given to such term in the introductory paragraph to this Agreement.

“Conversion” shall have the meaning ascribed to such term in Section 4.
“Conversion Date” shall have the meaning set forth in Section 4(a).
“Conversion Price” shall have the meaning set forth in Section 4(b).
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of any of the Loans in accordance with the terms hereof.
“Debenture Intercreditor Agreement” means that certain Intercreditor Agreement between the Collateral Agent and ATW Special Situations I LLC, in its capacity as collateral agent for the holders of the Debentures, and acknowledged by the Company.
“Debentures” means the 5% Original Issue Discount Senior Secured Convertible Debentures dated as of September 9, 2022, in the original aggregate principal amount of $36,530,320 issued pursuant to the Securities Purchase Agreement (as amended, restated, exchanged, supplemented or otherwise modified from time to time).
“Default” means any event or condition which, with the passage of time or the giving of notice or both, would constitute an Event of Default.
“Disclosure Time” means 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof.
“Disqualified Institution” means those institutions set forth on Annex B.
“Effective Date” means the earliest of the date that (a) the Registration Statement registering all Underlying Shares has been declared effective by the Commission, (b) all of the Underlying Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without volume or manner-of-sale restrictions or (c) following the second year anniversary of the Closing Date provided that a holder of the Underlying Shares is not an Affiliate of the Company.
“Eligible 30-Day Receivables” means and includes each Receivable of the Company arising in the ordinary course of business (other than an Eligible 60-Day Receivable) and which is (a) due no more than thirty (30) days after the services were provided which generated such Receivable, (b) not past due and (c) not subject to an allowance for “bad debt”.
“Eligible 60-Day Receivables” means and includes each Receivable of the Company arising in the ordinary course of business (other than an Eligible 30-Day Receivable) and which is (a) due no more than sixty (60) days after the services were provided which generated such Receivable, (b) not past due, (c) not subject to an allowance for “bad debt” and (d) due from a customer that is either (x) rated investment grade by either Moody’s or S&P or (y) a governmental body (or agency thereof).
“Equity Investment Event” means the occurrence of a sale or grant of any option to purchase, or otherwise issuance, of any Common Stock and/or Common Stock Equivalents by the Company, whether in one transaction or in a series of transactions, in each case, after the date hereof, as applicable, which results in the payment by such purchaser(s) of a non-refundable amount of net cash proceeds to the Company of at least $30,000,000.
“Event of Default” shall have the meaning set forth in Section 24.

“Exchange Agreements” shall mean those certain Amendment and Exchange Agreements, dated on or after the date hereof, by and among the Company, the other Group Members and each respective holder of a Debenture.
“Excluded Subsidiary” shall have the meaning given to such term in the Pledge and Security Agreement.
“Expenses” means and includes the sum of (a) direct costs, (b) development costs, (c) sales costs and (d) general and administrative costs. For the avoidance of doubt, severance costs and one-time expenses are not included in the calculation of “Expenses”.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Fundamental Transaction” shall have the meaning set forth in Section 5(e).
“Group Member” means each of the Company and the Subsidiaries.
“Incremental Loan Commitment Amount” shall mean, as to any Lender, the Incremental Loan Commitment Amount set forth opposite such Lender’s name on Schedule I hereto, as the same may be adjusted upon any assignment by or to such Lender in accordance with the terms hereof.
“Indebtedness” or “indebtedness” of any person shall mean, if and to the extent (other than with respect to clause (f)) the same would constitute indebtedness or a liability on a balance sheet prepared in accordance with GAAP, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than such obligations accrued in the ordinary course of business or consistent with past practice or industry norm), to the extent that the same would be required to be shown as a long term liability on a balance sheet prepared in accordance with GAAP, (e) all capitalized lease obligations of such person, (f) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit, (g) the principal component of all obligations of such person in respect of bankers’ acceptances, and (h) all guarantees by such person of indebtedness described in clauses (a) to (g) above; provided, that Indebtedness shall not include (A) trade and other ordinary-course payables and intercompany liabilities arising in the ordinary course of business or consistent with past practice or industry norm, (B) accrued expenses, (C) prepaid or deferred revenue, (D) purchase price holdbacks arising in the ordinary course of business or consistent with past practice or industry norm in respect of a portion of the purchase prices of an asset to satisfy unperformed obligations of the seller of such asset, or (E)  earn-out obligations until such obligations become a liability on the balance sheet of such person in accordance with GAAP.
“Intercreditor Agreement” means the Intercreditor Agreement dated as of the Closing Date, between the Collateral Agent and ATW Special Situations I LLC, in its capacity as collateral agent for the holders of the Debentures, and acknowledged by the Company.
“IP Security Agreements” means one or more intellectual property security agreements duly executed by the Company and each Subsidiary, in form and substance reasonably satisfactory to the Collateral Agent.

“Initial Budget” means the four (4) quarter budget for the Company attached as Annex D, setting forth the Company’s cash flow forecast in reasonable detail including receipts, disbursements, and projected borrowings forecast for the four (4) quarter period commencing with the week in which the Closing Date shall occur, which shall be in form and substance reasonably acceptable to the Collateral Agent and the Company.
“Interest Payment Date” shall have the meaning set forth in Section 2(a).
“Late Fees” shall have the meaning set forth in Section 2(d).
“Lenders” has the meaning given to such term in the introductory paragraph to this Agreement.
“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
“Loans” has the meaning given to such term in the preliminary paragraphs to this Agreement.
“Material Adverse Effect” shall have the meaning set forth in Section 3(b).
“Maturity Date” has the meaning given to such term in the preliminary paragraphs to this Agreement.
“Merger Target” means 3D at Depth, Inc., a Delaware corporation.
“Merger Transaction” means the consummation of the transactions pursuant to which the Merger Target shall merge with and into the Company, with the Company being the surviving entity.
“Nauticus Sub” has the meaning given to such term in the preliminary paragraphs to this Agreement.
“New Budget” means a budget for the Company based on the form of Initial Budget, which shall be approved by the Required Lenders.
“New York Courts” shall have the meaning set forth in Section 9(d).
“Notice of Conversion” shall have the meaning set forth in Section 4(a).
“Obligations” means and includes all of the Company’s and each other Subsidiary’s obligations under this Agreement and the other Transaction Documents including all unpaid principal and accrued and unpaid interest and any premium (including, without limitation, interest that accrues during the pendency of, or premiums that become owed upon the occurrence of, any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) under the Transaction Documents, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Company and each Subsidiary to any Lender and/or the Collateral Agent arising under this Agreement and the other Transaction Documents.
“Optional Redemption” shall have the meaning set forth in Section 6(a).

“Optional Redemption Amount” means the sum of (a) 100% of the then outstanding principal amount of the Loans, (b) accrued but unpaid interest and (c) all liquidated damages and other amounts due in respect of the Loans (including, without limitation, the Minimum Return Fee).
“Optional Redemption Date” shall have the meaning set forth in Section 6(a).
“Optional Redemption Notice” shall have the meaning set forth in Section 6(a).
“Optional Redemption Notice Date” shall have the meaning set forth in Section 6(a).
“Optional Redemption Period” shall have the meaning set forth in Section 6(a).
“Permitted Indebtedness” means (a) the Indebtedness evidenced by the Obligations, (b) the Indebtedness existing on the Closing Date set forth on Schedule 20 to the Perfection Certificate (attached as Exhibit A to the Pledge and Security Agreement), (c) lease obligations (including capital leases) and purchase money Indebtedness of up to $500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (d) Indebtedness that (i) is expressly subordinate in right of payment to the Obligations pursuant to a written subordination agreement with the Collateral Agent that is acceptable to the Required Lenders in their sole and absolute discretion and (ii) matures at a date later than the 91st day following the Maturity Date, (e) without duplication of any amount described in clause (b) of this definition, the Indebtedness evidenced by the 2023 Term Loans existing on the date hereof made under the 2023 Term Loan Agreement, subject to the terms of the 2023 Term Loan Intercreditor Agreement, in a principal amount not to exceed $16,050,000 less repayments (including by conversion) after the Closing Date, (f) additional unsecured Indebtedness in an amount not to exceed $1,500,000 in the aggregate, (g) without duplication of any amount described in clause (b) of this definition, the Indebtedness evidenced by the Debentures existing on the date hereof and any additional Indebtedness issued under the Purchase Agreement that evidences interest paid in kind on the Debentures, in each case subject to the terms of the Intercreditor Agreement and (h) Indebtedness assumed in connection with any Subsidiary Acquisition, provided that such Indebtedness (i) was not created or incurred in contemplation of such Subsidiary Acquisition and (ii) is limited to ordinary course (x) capital leases, (y) purchase money indebtedness, and (z) factoring, receivables and/or securitization financing (with such factoring, receivables and/or securitization financing to be on customary terms).
“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet delinquent by more than 30 days or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business which secure obligations which are not more than 30 days overdue, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (b), (e) and (g) thereunder that do not encumber assets that do not constitute Collateral, and subject to the subordination or intercreditor agreement as applicable, (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased, (e) other Liens incurred in the ordinary course of business securing obligations not to exceed $500,000 in the aggregate and (f) Liens securing Indebtedness permitted to be assumed under clause (h) of the definition of Permitted Indebtedness, provided that such Liens do not extend beyond the assets securing such Indebtedness at the time of assumption.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Pledge and Security Agreement” means the Pledge and Security Agreement dated as of the Closing Date, by and among the Company and the Collateral Agent, in form and substance satisfactory to the Collateral Agent in its sole discretion.
“Pledged Securities” means any and all certificates and other instruments representing or evidencing all of the capital stock and other equity interests of the Subsidiaries.
“Pro Rata Share” means, with respect to any Lender, the proportion that the unpaid principal and accrued interest on such Lender’s Loans bears to the aggregate unpaid principal and accrued interest on all outstanding Loans.
“Promissory Note” has the meaning given to such term in the preliminary paragraphs to this Agreement.
“Receivables” shall mean and include all of the Company’s accounts (as defined in Article 9 of the Uniform Commercial Code).
“Registration Statement” means a registration statement (both declared effective by the Securities and Exchange Commission prior to such date of determination and with a prospectus contained therein available on such applicable date of determination (with, for the avoidance of doubt, any shares of Common Stock previously sold pursuant to such prospectus deemed unavailable)) for the resale of all Underlying Shares issuable upon conversion in full of the Loans by each applicable Lender; provided, however, that the Company shall have no obligation to file any such registration statement.
“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon conversion in full of the Loans, ignoring any conversion or exercise limits set forth therein, and assuming that the Conversion Price is at all times on and after the date of determination 50% of the then Conversion Price on the Trading Day immediately prior to the date of determination.
“Required Lenders” means, so long as ATW holds any of the Loans, solely ATW, and thereafter, Lenders holding at least 50.1% of the outstanding principal balance of the Loans.
“Securities” means the Loans and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Purchase Agreement” means that certain Securities Purchase Agreement by and among the Company, Nauticus Robotics Holdings, Inc. (f/k/a Nauticus Robotics, Inc.), a Texas corporation (the “Nauticus Sub”) and the purchasers party thereto dated as of December 16, 2021, as amended, amended and restated, or otherwise modified from time to time, to the extent permitted by the Debenture Intercreditor Agreement.
“Security Documents” shall mean the Pledge and Security Agreement, the IP Security Agreements, the 2023 Term Loan Intercreditor Agreement, the Debenture Intercreditor Agreement, the Subsidiary Guarantee and any other documents and filings required thereunder in order to grant the Collateral Agent, for the benefit of the Lenders, a first priority security interest in the assets of the Company and the Subsidiaries as provided in the Pledge and Security Agreement or the IP Security Agreements, as applicable, including all UCC-1 filing receipts, each in form and substance satisfactory to the Collateral Agent.
“Share Delivery Date” shall have the meaning set forth in Section 4(c)(ii).
“Specified Event of Default” means an Event of Default arising under Section 24(a)(i) or (vi).
“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.
“Subsidiary Acquisition” means any acquisition by a Loan Party (other than the Company) of (i) all of substantially all of the assets of another Person (each a “Target”) (or all or substantially all of a line or lines of business or a division or divisions of a Target) or (ii) more than 50% of the capital stock or other equity interests of a Target.
“Subsidiary Guarantee” means the Subsidiary Guarantee dated as of the Closing Date, by each Subsidiary in favor of the Lenders, in form and substance satisfactory to the Lenders in their sole discretion.
“Term Loan Commitment Amount” shall mean, as to any Lender, the term loan commitment amount (if any) set forth opposite such Lender’s name on Schedule I hereto, as the same may be adjusted upon any assignment by or to such Lender in accordance with the terms hereof.
“Term Loan Commitment Percentage” shall mean, as to any Lender, the Term Loan Commitment Percentage set forth opposite such Lender’s name on Schedule I hereto, as the same may be adjusted upon any assignment by or to such Lender in accordance with the terms hereof.
“Trading Day” means a day on which the principal Trading Market is open for trading.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global

Select Market or the New York Stock Exchange (or any successors to any of the foregoing).
“Transaction Documents” means this Agreement, the Security Documents, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.
“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, and any successor transfer agent of the Company.
“Underlying Shares” means the shares of Common Stock issued and issuable pursuant to the terms of this Agreement, in each case without respect to any limitation or restriction on the conversion of the Loans. For the avoidance of doubt, such term also includes the Conversion Shares issuable upon conversion of the Loans in accordance with Section 4 hereof.
“VHG Investments” means VHG Investments LLC.
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Required Lenders and VHG Investments and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.
    Section 2.    Loans and Interest.
1)Loans. On the Closing Date, subject to the satisfaction of the conditions set forth in this Section 2, each Lender shall make, severally and not jointly, a Loan to the Company in the amount equal to such Lender’s Commitment Percentage of the Loans pursuant to written direction received from the Company at least three Business Days prior to the Closing Date. The Company shall pay interest to each Lender at the payment office indicated by such Lender to the Company on such Lender’s Commitment Percentage of the aggregate outstanding principal amount of the Loans at the rate of 15% per annum, payable quarterly in arrears on the first day of each calendar quarter commencing April 1, 2024, on each date when any principal amount is prepaid (as to that principal amount then being prepaid), on the Maturity Date and on the ATW Extended Maturity Term Loan Maturity Date (each such date, an “Interest Payment Date”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash; provided that the Company may, at its option, elect for up to (x) 100% for the six (6) months after the Closing Date and (y) thereafter, 50%, in each case, of any accrued but unpaid interest that would otherwise be payable on an Interest Payment Date, to be capitalized and added as of such date to the principal amount of the Loans (the “PIK Interest”). The principal amount of the Loans shall be deemed to be increased by the PIK Interest so capitalized and added to the unpaid principal balance of the Loans in accordance with the provisions hereof. All payments of principal, interest and other amounts payable hereunder, or under any of the Transaction Documents shall be made not later than 1:00 p.m. Eastern Standard Time on the due date therefor in Dollars in federal funds or other immediately available funds. All payments hereunder shall be made in cash, without any setoff, deduction, or withholding. Each payment (including each prepayment) by the Company on account of the principal of and interest on the Loans shall be applied to the Loans pro rata according to the Commitment Percentages of the Lenders.
2)Conditions Precedent to the Loans. The obligation of the Lenders set forth in the immediately foregoing clause (a) is subject to the satisfaction in the sole discretion of the Lenders of the following terms and conditions:
a.each Lender and the Collateral Agent shall have received the following in form and substance satisfactory to such Lender and the Collateral Agent:
i)a fully executed and delivered copy of this Agreement, the Pledge and Security Agreement, the 2023 Term Loan Intercreditor Agreement, the Debenture Intercreditor Agreement, the Subsidiary Guarantee and all other Security Documents;
ii)the Pledged Securities;
iii)one or more legal opinions of outside counsel to the Group Members;
iv)the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer of the Company;
v)[reserved];
vi)a perfection certificate, duly executed by the Company and each Subsidiary as of the Closing Date;
vii)an amendment to the Debentures and the 2023 Term Loan Agreement that, among other things, permits the Loans;
viii)a certificate of an officer of the Company certifying that the Company, individually, is solvent, and the Company and the Subsidiaries, on a consolidated basis, are solvent;
ix)a certificate of an officer of each Group Member, dated the date of the Closing, (x) certifying as to (A) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Transaction Documents, (B) its organizational documents as then in effect, (C) the names and true signatures of the officers or managers, as applicable, of such Group Member authorized to sign each Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder, and (y) attaching a recent good standing certificate (or its equivalent) for such Group Member from the applicable governmental authority in its jurisdiction of organization;

x)a closing certificate certifying as to the satisfaction of the below clauses (ii) through (iv);
xi)evidence that the Group Members have obtained all consents and approvals so that the execution, delivery and performance by the Group Members of the Transaction Documents will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under any lease, charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected;
xii)evidence that the Liens created by the Security Documents are perfected as first-priority Liens; and
xiii)such other documents and instruments with respect to the transactions contemplated hereby as any Lender or the Collateral Agent may request; and
b.    the representations and warranties of the Company and each other Group member set forth in each Transaction Document being true and correct in all respects;
c.    no Default or Event of Default shall exist or could result from the transactions contemplated by this Agreement;
d.    there shall have been no Material Adverse Effect with respect to the Company or any Subsidiary since December 31, 2023; and
e.    the Company shall have paid on or before the Closing Date, all fees, charges and disbursements of ATW, including legal fees.
3)Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Closing Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made.
4)Additional Loans. At the option of ATW or VHG Investments, ATW or VHG Investments, as applicable, may lend, and the Company must borrow, additional term loans in an amount up to such Lender’s Incremental Loan Commitment Amount (each, an “Incremental Loan”), which shall be deemed to be Permitted Indebtedness, subject to the following terms and conditions:
i. Such Incremental Loan shall be made on or prior to the 180th day following the Closing Date;
ii. Neither ATW nor VHG Investments shall be obligated or committed to make such Incremental Loans;
iii. The Incremental Loans shall be on the same terms as the Loans funded on the Closing Date;

iv. Such Incremental Loans shall be subject to delivery of such other deliverables as requested by ATW; and
v. The aggregate principal amount of such Incremental Loans shall not exceed $6,000,000.
Any Incremental Loans made shall be deemed to be Loans for purposes of this Agreement unless expressly stated otherwise.
5)Prepayment. The Company may prepay any portion of the principal amount of the Loans (together with the applicable Minimum Return Fee) pro rata to each Lender with at least five days prior written notice to each Lender.
Section 3.    Representations. The Company hereby makes the following representations and warranties to Collateral Agent and each Lender:
1)Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 10 to the Perfection Certificate (attached as Exhibit A to the Pledge and Security Agreement). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, subject to Permitted Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.
2)Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the applicable entities, taken as a whole, or (iii) a material adverse effect on the applicable entities ability to perform any of its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.
3)Authorization; Enforcement. (i) The Company and each other Group Member has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its Obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and each other Group Member and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or any other Group Member, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (1) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (3) insofar as indemnification and contribution provisions may be limited by applicable law. (ii) With respect to the Subsidiary Guarantee, each of the Subsidiaries has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by such agreement and otherwise to carry out its obligations thereunder. The execution and delivery of the Subsidiary Guarantee and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the respective Subsidiary, its managers or its members in connection therewith. The Subsidiary Guarantee has been (or upon delivery will have been) duly executed by the respective Subsidiaries and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of the respective Subsidiary enforceable against such Subsidiary in accordance with its terms, except (A) as listed by general equitable principals and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (B) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (C) insofar as indemnification and contribution provisions may be limited by applicable law.
4)No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Company or Company Subsidiary Material Adverse Effect.
5)Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than those that have been or will be obtained or made.

6)Capitalization. The capitalization of each Subsidiary of the Company as of the date hereof is as set forth on Schedule 10 of the Perfection Certificate (attached as Exhibit A to the Pledge and Security Agreement). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the vesting and/or exercise of equity awards governed by the Company’s 2022 Omnibus Incentive Plan (the “2022 Plan”) and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.
7)SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
8)Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Company or Company Subsidiary Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to the existing 2022 Plan. The Company does not have pending before the Commission any request for confidential treatment of information. No event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Business Day prior to the date that this representation is made.

9)Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation (collectively, an “Action”) pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign). Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any such Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.
10)Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Company or Subsidiary Material Adverse Effect.
11)Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
12)Transactions with Affiliates and Employees. Neither the Company nor any Subsidiary has directly or indirectly, purchased, acquired or leased any property from, or sold, transferred or leased any property to, or otherwise entered into any transaction or deal with, any Affiliate, except for transactions disclosed to each Lender in writing, which are in the Ordinary Course of Business and on an arm’s-length basis on terms and conditions no less favorable than terms and conditions which would have been obtainable from a Person other than an Affiliate.
13)Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date.
14)Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Collateral Agent or any of the Lenders or their agents or counsel with any information that constitutes or might constitute material, non-

public information. The Company understands and confirms that the Collateral Agent and Lenders will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Collateral Agent and Lenders regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Lender makes or has made any representations or warranties with respect to the transactions contemplated hereby.
15)Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.
16)Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Company or Company Subsidiary Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.
17)Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).
18)Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-

keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.
19)Use of Proceeds. The Company shall use the proceeds of the Loan solely for general administrative costs and working capital or other payments for the operations of its and the Subsidiaries’ business, and not for any other purpose, including without limitation, any personal, family or household purpose or for the purpose of buying or carrying any margin stock; provided, however, the use of the proceeds of the Loans shall be in accordance with the Initial Budget.
20)Solvency. (i) The fair market value of the Company’s, individually, and the Company’s and the Subsidiaries’ assets, taken as a whole, is greater than the Company’s, individually, and the Company’s and the Subsidiaries’ liabilities (whether contingent, subordinated, unmatured, unliquidated or otherwise), taken as a whole, respectively (ii) the Company and the Subsidiaries do not have unreasonably small capital to carry out their respective businesses as conducted or as proposed to be conducted, and (iii) neither the Company nor any of the Subsidiaries has incurred, or will incur, debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account all reasonably anticipated financing and refinancing proceeds).
21)Environmental Laws. The Company and the Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
22)Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit.
23)Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i)

Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.
24)Intellectual Property. All patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses are set forth on Schedule 8 of the Perfection Certificate (attached as Exhibit A to the Pledge and Security Agreement) (collectively, the “Intellectual Property Rights”). The Company and the Subsidiaries have, or have rights to use, all Intellectual Property Rights. None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. For the avoidance of doubt, for purposes of the immediately preceding sentence only, “Intellectual Property Rights” shall not be deemed to include applications relating to Intellectual Property Rights that have been or may be rejected by the United States Patent and Trademark Office and/or that the Company in good faith from time to time may determine to no longer constitute Intellectual Property Rights (as defined in the first sentence of this sub-clause (x)) by reason of such application(s) (including the subject matter thereof) being unnecessary and/or not required for use in connection with the business of the Company and/or its Subsidiaries, as applicable. Neither the Company nor any Subsidiary has received a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and the Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 4.    Conversion.

    a)    Voluntary Conversion. At any time after the Closing Date until the Loans are no longer outstanding, the Loans shall be convertible, in whole or in part, into shares of Common Stock at the option of each Lender, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof). Each Lender shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of the Loan to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). To be a valid delivery of the Notice of Conversion pursuant to this Section 4(a), such Lender shall be required to send a separate Notice of Conversion to the attention of the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel, and Audit Committee Chair. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Lender shall not be required to physically surrender any certificate or instrument evidencing the Loans, if any, to the Company unless the entire principal amount of all the Loans, plus all accrued and unpaid interest thereon, has been so converted and evidenced in writing by such a certificate or instrument, in which case the Collateral Agent shall surrender such certificate or instrument, if any, as promptly as is reasonably practicable after such conversion without delaying the Company’s obligation to deliver the shares on the Share Delivery Date. Conversions hereunder shall have the effect of lowering the outstanding principal amount of the Loans in an amount equal to the applicable principal amount of the Loan being converted as set forth in a Notice of Conversion. Each Lender and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). In the event of any dispute or discrepancy, the records of the applicable Lender shall be controlling and determinative in the absence of manifest error.

b)    Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $0.4582, subject to adjustment herein (the “Conversion Price”).

c)    Mechanics of Conversion.

i.    Conversion Shares Issuable Upon Conversion of Principal Amount. The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) 100% of the outstanding principal amount of the Loan to be converted by (y) the Conversion Price.

    ii.    Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to applicable Lender (A) the Conversion Shares which, on or after the earlier of (i) the six month anniversary of the Closing Date, if such Lender is not an affiliate (as such term is defined in Rule 144) of the Company, or (ii) the Effective Date, as applicable, if no Public Information Failure then exists, shall be free of restrictive legends and trading restrictions (other than those which may then be required by Section 11 of this Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Loans;, and (B) a bank check in the amount of accrued and unpaid interest (if the Company has elected or is required to pay accrued interest in cash). On or after the earlier of (i) the six-month anniversary of the Closing Date or (ii) the Effective Date, if no Public Information Failure then exists, the Company shall deliver any Conversion Shares required to be delivered by the Company under this Section 4(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion. If the Company delivers a written notice to the Lenders that a Public Information Failure exists prior to the second anniversary of the Closing Date and such Lender holders Conversion Shares that have not been resold on or prior to such date of determination, such Lender shall, at such Lender’s sole option, either enter into an agreement with the Company not to sell such Conversion Shares in reliance on Rule 144 prior to the earlier of (x) the second anniversary of the Closing Date and (y) the date such Public Information Failure is cured, or return such Conversion Shares to the Company to be certificated with a restricted securities act legend.

    iii.    Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Lender by the Share Delivery Date, such Lender shall be entitled to elect by written notice to the Company at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event such Lender shall promptly return to the Company the Conversion Shares issued to such Lender pursuant to the rescinded Conversion Notice.

    iv.    Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of the Loans in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Collateral Agent or any Lender to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Collateral Agent, any Lender or any other Person of any obligation to the Company or any violation or alleged violation of law by the Collateral Agent or any Lender or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the applicable Lenders in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against any Lender. In the event a Lender shall elect to convert any or all of the outstanding principal amount of the Loans, the Company may not refuse conversion based on any claim that the Collateral Agent or any Lender or anyone associated or affiliated with the Collateral Agent or any Lender has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Collateral Agent and such Lender, restraining and or enjoining conversion of all or part of the Loans shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Lenders in the amount of 150% of the outstanding principal amount of the Loans, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the applicable Lender to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails for any reason to deliver to the applicable Lender such Conversion Shares pursuant to Section 4(c)(ii) by the Share Delivery Date, in respect of the second and any subsequent failure (in each case, that are not cured by the Company within five (5) Trading Days after the Share Delivery Date), the Company shall pay to such Lender, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such Conversion Shares are delivered or such Lender rescinds such conversion. Nothing herein shall limit the Collateral Agent’s or a Lender’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Collateral Agent and Lenders shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Collateral Agent or Lenders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

    v.    Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Collateral Agent and Lenders, if the Company fails for any reason to deliver to the applicable Lender such Conversion Shares by the Share Delivery Date pursuant to Section 4(c)(ii), and if after such Share Delivery Date such Lender is required by its brokerage firm to purchase (in an open market transaction or otherwise), or such Lender’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Lender of the Conversion Shares which such Lender was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to such Lender (in addition to any other remedies available to or elected by such Lender) the amount, if any, by which (x) such Lender’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Lender was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and

(B) at the option of such Lender, either reinstate the Loan in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to such Lender the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(c)(ii). For example, if a Lender purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of a Loan with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Lender $1,000. Notwithstanding the foregoing, if on a given Share Delivery Date, the Conversion Shares are not available to be resold by such Lender pursuant to an effective Registration Statement or in reliance on the exemption from registration provided by Rule 144, as described in Section 11 below, such Conversion Shares shall be held in book-entry format at the Transfer Agent and subject to the legend and legend removal provisions of Section 11 below. The applicable Lender shall provide the Company written notice indicating the amounts payable to such Lender in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit the Collateral Agent’s or a Lender’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Conversion Shares upon conversion of a Loan as required pursuant to the terms hereof.

    vi.    Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Loans as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Lenders, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in this Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding principal amount of all Loans and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

    vii.    Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Loans. As to any fraction of a share which a Lender would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

    viii.    Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of the Loans, or any portion thereof, shall be made without charge to the Collateral Agent or the Lenders for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of a Lender so converted and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d)    Lender’s Conversion Limitations.

    i.    Beneficial Ownership. The Company shall not effect any conversion of the Loans, and a Lender shall not have the right to convert any portion of the Loans, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, such Lender (together with such Lender’s Affiliates, and any other Persons acting as a group together with such Lender or any of such Lender’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Lender and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Loans with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted principal amount of the Loans beneficially owned by such Lender or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Debentures, 2023 Term Loans and the warrants issued pursuant to the Securities Purchase Agreement and 2023 Term Loan Agreement) beneficially owned by such Lender or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d)(i) applies, the determination of whether the Loans are convertible (in relation to other securities owned by such Lender together with any Affiliates and Attribution Parties) and of which principal amount of the Loans are convertible shall be in the sole discretion of such Lender, and the submission of a Notice of Conversion shall be deemed to be such Lender’s determination of whether the Loans may be converted (in relation to other securities owned by such Lender together with any Affiliates or Attribution Parties) and which principal amount of the Loans are convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d)(i), in determining the number of outstanding shares of Common Stock, the Lenders may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Lender, the Company shall within one Trading Day confirm orally and in writing to such Lender the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Loans, by such Lender or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Loans. Each Lender, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d)(i), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Loans held by such Lender and the Beneficial Ownership Limitation provisions of this Section 4(d)(i) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of the Loans. Notwithstanding the foregoing, this Section 4(d)(i) shall not apply to securities held by Material Impact Fund II, L.P. (“Material Impact”), until such time, if any, that Material Impact elects to be subject to this Section 4(d)(i) in a written notice (which may be an e-mail) delivered to the Company.

    ii.    Issuance Limitations. Notwithstanding anything herein to the contrary, if the Company has not obtained Stockholder Approval (as defined in the Exchange Agreements), then the Company may not issue, upon conversion of the Loans, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Closing Date and prior to such Conversion Date (I) in connection with the conversion of any Loans and (II) in connection with the conversion of any Debentures issued pursuant to the Exchange Agreements on or prior to the six month anniversary of the Closing Date (the “Applicable Debentures”), that would otherwise breach the Company’s obligations under the rules or regulations of the principal Trading Market of the Common Stock (the number of shares which may be issued without violating such rules and regulations, including rules related to the aggregate of offerings under NASDAQ Listing Rule 5635(d) (such applicable number of shares, the “Issuable Maximum”). Each Lender shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original principal amount of the Loans on the Closing Date by (y) the original principal amount of the Loans on the Closing Date and the aggregate original principal amount of all Applicable Debentures issued pursuant to the Exchange Agreements. In addition, each Lender may allocate its pro-rata portion of the Issuable Maximum among Applicable Debentures and Loans held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Lender no longer holds any Applicable Debentures or Loans and the amount of shares issued to the Lender pursuant to the Lender’s Applicable Debentures and Loans was less than the Lender’s pro-rata share of the Issuable Maximum. At any time after the Stockholder Meeting Deadline (as defined in the Exchange Agreements), in the event that the Company is prohibited from issuing shares of Common Stock pursuant to this Section 4(d)(ii) (the “Exchange Cap Shares”), the Company shall pay cash in exchange for the cancellation of such portion of this Applicable Debenture convertible into such Exchange Cap Shares at a price equal to the sum of (A) the product of (x) such number of Exchange Cap Shares and (y) the greatest closing sale price of the Common Stock on any Trading Day during the period commencing on the date the Lender delivers the applicable Conversion Notice with respect to such Exchange Cap Shares to the Company and ending on the date of such issuance and payment under this Section 4(d)(ii) and (B) to the extent of any Buy-In related thereto, payment amount with respect to any such Buy-In hereunder, any brokerage commissions and other out-of-pocket expenses, if any, of the Lender incurred in connection therewith (collectively, the “Exchange Cap Share Cancellation Amount”).
Section 5.     Certain Adjustments.
a)    Stock Dividends and Stock Splits. If the Company, at any time while the Loans remain outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of the Loans), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)    Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 5(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Lenders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Lender could have acquired if such Lender had held the number of shares of Common Stock acquirable upon complete conversion of the applicable Loans (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that such Lender’s right to participate in any such Purchase Right would result in such Lender exceeding the Beneficial Ownership Limitation, then such Lender shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for such Lender until such time, if ever, as its right thereto would not result in such Lender exceeding the Beneficial Ownership Limitation).

c)    Pro Rata Distributions. During such time as the Loans remain outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the making of the Loans, then, in each such case, each Lender shall be entitled to participate in such Distribution to the same extent that such Lender would have participated therein if such Lender had held the number of shares of Common Stock acquirable upon complete conversion of the applicable Loans (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that such Lender’s right to participate in any such Distribution would result in such Lender exceeding the Beneficial Ownership Limitation, then such Lender shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of such Lender until such time, if ever, as its right thereto would not result in such Lender exceeding the Beneficial Ownership Limitation)

d)    Voluntary Adjustment by the Company. Subject to the rules and regulations of the Company’s principal Trading Market, the Company may at any time during the term of this Agreement, with the prior written consent of the Required Lenders, reduce the then current Conversion Price of each of the Loans to any amount and for any period of time deemed appropriate by the board of directors of the Company.

e)    Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

f)    Notice to the Holder

    i.    Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Lender a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

    ii.    Notice to Allow Conversion by a Lender. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company(and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of any Loan, and shall cause to be delivered to each Lender at its last address as it shall appear upon the signature pages hereto, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. Each Lender shall remain entitled to convert the Loans during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 6.    Redemption.

a)    Optional Redemption at Election of Company. Subject to the provisions of this Section 6(a), the Company may deliver a notice to the Lenders (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding principal amount of the Loans, on a pro rata basis, for cash in an amount equal to the greater of (x) the Optional Redemption Amount and (y) the product of (1) the aggregate number of shares of Common Stock then issuable upon conversion of the applicable Optional Redemption Amount (without regard to any limitations on conversion set forth herein) multiplied by (2) the greatest closing sale price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Optional Redemption Notice Date and ending on the

Trading Day immediately prior to the date the Company makes the entire payment required to be made under this Section 6 (each, a “Company Optional Redemption Price”) on the 2nd Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such 2nd Trading Day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”). The Company Optional Redemption Price is payable in full on the Optional Redemption Date. The Company covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full. The Company’s determination to pay an Optional Redemption in cash shall be applied ratably to all of the Lenders based on their Commitment Percentages.

b)    Redemption Procedure. The payment of cash pursuant to an Optional Redemption shall be payable on the Optional Redemption Date. If any portion of the payment pursuant to an Optional Redemption shall not be paid by the Company on or prior to the date that is 5 Business Days after the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full. Notwithstanding anything herein contained to the contrary, if any portion of the Company Optional Redemption Price remains unpaid after such date, each Lender may elect, by written notice to the Company given at any time thereafter, to invalidate such Optional Redemption, ab initio, and, with respect to the Company’s failure to honor the Optional Redemption, the Company shall have no further right to exercise such Optional Redemption. Notwithstanding anything to the contrary in this Section 6, the Company’s determination to redeem in cash shall be applied ratably among the Lenders. The Lenders may elect to convert the outstanding principal amount of the Loans pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 6 by the delivery of a Notice of Conversion to the Company.

Section 7.     Collateral Matters.
1)Sharing of Collateral. Upon the occurrence of any Event of Default and if the Collateral Agent proceeds to exercise any rights with respect to the Collateral, the Lenders shall share the Collateral and the proceeds of such Collateral in accordance with each Lender’s applicable Pro Rata Share, without priority of one over the other.
2)Appointment of Agent Each Lender hereby appoints the Collateral Agent as the collateral agent, under this Agreement and the other Transaction Documents, and hereby authorizes the Collateral Agent to take such actions on each of its behalf and to exercise such rights, powers, authorities and privileges under this Agreement and the other Transaction Documents as are expressly delegated to the Collateral Agent by the terms hereof and thereof. Each Lender (i) accepts the authorizations, appointments and acknowledgements and other actions taken by the Collateral Agent, on behalf of the Lenders, in accordance with this Agreement and the other Transaction Documents, and (b) authorizes and directs the Collateral Agent to execute, deliver and perform each of the Transaction Documents to which the Collateral Agent is or is intended to be a party (including any amendments, supplements, accession agreements, acknowledgements or similar documents thereto or thereunder, provided that the consent of the Required Lenders, or all of the Lenders, as applicable, is obtained to the extent required by Section 25(c) of this Agreement). The provisions of this clause (b) are solely for the benefit of the Collateral Agent and the Lenders, and none of the Company nor any Subsidiary shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Transaction Documents (or any other similar term) with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. The rights, powers and obligations of the Collateral Agent are governed by the provisions set forth in this Section 7.
3)Enforcement. Enforcement of the Lenders’ rights under any Transaction Documents shall (i) with respect to any Collateral, be taken by the Collateral Agent, and (ii) with respect to all other rights under the Transaction Documents, by the Required Lenders.
4)Rights and Powers. The Collateral Agent shall have the same rights and powers under the Transaction Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Collateral Agent.
5)Actions by the Collateral Agent.
a.The obligations of the Collateral Agent under the Transaction Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Collateral Agent:
i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Transaction Documents that the Collateral Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Transaction Documents); provided, that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Transaction Document or applicable law; and
iii)shall not, except as expressly set forth in the Transaction Documents to which it is a party, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its affiliates that is communicated to or obtained by the Collateral Agent or any of its affiliates in any capacity.
b.The Collateral Agent shall in all cases be fully justified in failing or refusing to act under any Transaction Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expenses, and liabilities it may incur in taking or continuing to take any such action.
6)Consultation with Experts. The Collateral Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.
7)Exculpatory Provisions; Credit Decisions.
a.Neither the Collateral Agent nor any of its affiliates or any of its or their respective officers, directors, shareholders or agents (collectively, the “Related

Parties”) shall be liable for any action taken or not taken by them in connection with the Transaction Documents in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment.
b.Each Lender acknowledges that it has independently, and without reliance on the Collateral Agent, obtained such information and made such investigations and inquiries regarding the Company or any Subsidiary as it deems appropriate, and based upon such information, investigations and inquiries, made its own credit analysis and decision to extend credit to the Company and any Subsidiary in the manner set forth in the Transaction Documents. The Collateral Agent shall have no duty to disclose to the Lenders information that is not expressly required by any Transaction Document to be furnished to it and the Lenders, but is voluntarily furnished to the Collateral Agent.
c.The Collateral Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or under any Transaction Document to which it is a party, or be required to take any action that is contrary to this Agreement, any other Transaction Document or applicable law.
8)Reliance by the Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Whenever reference is made in this Agreement or any other Transaction Document to any discretionary action by consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given (including a direction given to the Collateral Agent to act under the Transaction Documents) or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases that the Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such written instruction, advice or concurrence of the Required Lenders or such other number or percentage of the Lenders as shall be expressly provided for in the Transaction Documents. Notwithstanding anything else to the contrary in the Transaction Documents, the Collateral Agent may refrain from acting in accordance with any instructions or requests unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability, cost and expense that may be incurred by it by reason of taking or continuing to take any such action in compliance with the instruction or request. The Collateral Agent shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, under this Agreement and the other Transaction Document in accordance with a request of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Transaction Documents), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.
9)Collateral and Guaranty Matters.
a.Each Lender authorizes and directs the Collateral Agent to enter into the Transaction Documents (including the 2023 Term Loan Intercreditor Agreement and Debenture Intercreditor Agreement) for the benefit of the Lenders, and acknowledges receipt of the 2023 Term Loan Intercreditor Agreement, Debenture Intercreditor Agreement and other Transaction Documents. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time (i) to take any action with respect to any Collateral which may be necessary to perfect, register and record (as applicable) and maintain perfected, registered and recorded (as applicable) the security interest in and Liens upon the Collateral granted pursuant to the Transaction Documents, (ii) to release any and all Collateral from the Liens created by the Transaction Documents or release any and all of the Company and its Subsidiaries from their respective obligations under the Subsidiary Guarantee at any time and from time to time in accordance with the provisions of the Transaction Documents and (iii) to execute and deliver, and take any action to evidence such release.
b.The Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of any Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Group Member in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of such Collateral.
c.The Collateral Agent shall not have any duty as to any of the Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in Collateral. The Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by such Collateral Agent in good faith.
10)The Collateral Agent may resign at any time in its sole discretion upon 15 days’ prior written notice to the Company and the Lenders. All indemnity and expense reimbursement provisions in favor of the resigning Collateral Agent shall continue for any actions taken prior to such resignation. The Lenders may, at any time upon 15 days’ notice, remove the Collateral Agent. The Lenders shall have the right, with the consent of the Company (not to be unreasonably withheld or delayed, provided that if the fees to be paid to any prospective successor Collateral Agent exceed $35,000 per year, Company withholding its consent to such successor Collateral Agent shall not be deemed to be unreasonable), to appoint a new Collateral Agent after any such resignation or removal. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent (other than any rights to indemnity payments owed to the retiring Collateral Agent), and the retiring Collateral Agent shall (to the extent not already discharged as provided above) be discharged from its duties and obligations hereunder. If no successor shall have been so appointed as provided above and shall have accepted such appointment within 30 days’ after the retiring Collateral Agent gives notice of its resignation or notice of removal is sent to the Collateral Agent, then all determinations provided to be made by the Collateral Agent shall instead be made by the Required Lenders, in each case, until such time as the Required Lenders and/

or the Company, as applicable, appoint a successor Collateral Agent, as provided for above in this Section 7(j).
11)Indemnity. The Lenders, based on and to the extent of Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed indemnity payment is sought), hereby indemnify and hold the Collateral Agent and its Related Parties harmless from and against any liabilities, losses, costs or expenses suffered or incurred by any of them solely while acting in their capacity as Collateral Agent under any Transaction Document at the written direction of the Required Lenders or Lenders, as applicable, regardless of when asserted or arising, and solely to the extent Collateral Agent has not been promptly reimbursed for the same by the Group Members; provided no Lender shall be liable to the Collateral Agent for any liabilities, losses, costs or expenses resulting from the gross negligence or willful misconduct of Collateral Agent, as determined by a final judgment of a court of competent jurisdiction. The obligations of the Lenders under this Section 7 shall survive termination of the Transaction Documents and the resignation or removal of the Collateral Agent.
Section 8.    Minimum Return Fee. The Company agrees to pay, in addition to each other fee set forth in this Agreement, a minimum return fee to each Lender in the amount set forth across from each Lender on Annex C attached hereto and in accordance with the terms set forth thereon (collectively, the “Minimum Return Fees”). The Minimum Return Fees are fully earned on the date hereof and shall be due and payable in full (a) with respect to the Loans (other than the ATW Extended Maturity Term Loan), on the earlier of (i) Maturity Date and (ii) the date upon which all Obligations under this Agreement are paid in full and (b) with respect to the ATW Extended Maturity Term Loan, on the earlier of (i) ATW Extended Maturity Term Loan Maturity Date and (ii) the date upon which all Obligations under this Agreement are paid in full (each such date, the “Fee Payment Date”).
Section 9.    Affirmative Covenants. As long as any portion of the Obligations remain outstanding, the Company shall, and shall cause each of its Subsidiaries to:

1)Further Assurances. promptly take any action, and provide any documentation or other information related to the Company, its Subsidiaries or the transactions contemplated by this Agreement, in all cases as reasonably requested by any Lender or the Collateral Agent;
2)Insurance. maintain (i) insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, (ii) adequate public liability insurance against tort claims that may be incurred by any Group Member, and (iii) such other insurance as may be required by law;
3)Maintenance of Collateral. do all things commercially reasonable to maintain the Collateral in good repair and working condition, except for ordinary wear and tear;
4)Notification. promptly notify in writing the Lenders and the Collateral Agent in writing of (i) any Default or Event of Default or (ii) any event or condition that could reasonably be expected to cause a Material Adverse Effect;
5)Debentures and 2023 Term Loans. promptly provide copies of all information, certificates, instruments or other documents that the Company or any Subsidiary provides to any holder of the Debentures and/or 2023 Term Loans;

6)Use of Proceeds. use the proceeds of the Loans in a manner that does not conflict or breach any law or any other agreement pursuant to which any Group member or any of their respective properties is bound; and
7)Post-Closing. deliver within fifteen (15) Business Days of the Closing Date evidence of insurance required under the Pledge and Security Agreement, certificates of insurance evidencing that such required insurance is in force and endorsements naming the Collateral Agent as additional insured and lender loss payee, in each case, in form and substance satisfactory to the Collateral Agent in its sole discretion.
Section 10.    Negative Covenants. As long as any portion of the Obligations remain outstanding, the Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:
1)Fundamental Transaction. (i) directly or indirectly, in one or more related transactions effect any merger or consolidation of the Company with or into another Person (excluding, for avoidance of doubt, (x) any Subsidiary Acquisition, (y) any acquisition of a Person by a Subsidiary in which such Subsidiary is the surviving entity or (z) any merger or consolidation by any Subsidiary in which such Subsidiary is the surviving entity), (ii) directly or indirectly, effect any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) consummate any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) directly or indirectly, in one or more related transactions effect any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) directly or indirectly, in one or more related transactions consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”);
2)other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;
3)other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;
4)amend or otherwise modify its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of any Lender or the Collateral Agent;
5)repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares as permitted or required under the Transaction

Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Agreement;
6)voluntarily prepay or repurchase any Indebtedness if, at such time, or after giving effect to such payment, any Event of Default exists or occurs;
7)sell, lease, agree to sell or lease, or otherwise dispose of any Collateral (each, a “Disposition”) except for (i) Dispositions consisting of leases of equipment or sales of inventory in the ordinary course of business or any Permitted Charter (as defined in the Pledge and Security Agreement), (ii) Dispositions in the ordinary course of business of obsolete or worn out Collateral with a fair market value not to exceed $1,000,000 in the aggregate per calendar year, (iii) Dispositions of Collateral with a fair market value not to exceed $500,000 in the aggregate per calendar year and (iv) Dispositions not prohibited by the Transaction Documents;
8)pay cash dividends or distributions on any equity securities of the Company;
9)enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval);
10)make any material expenditure except of the type and for the purposes provided for in the Initial Budget;
11)engage in any line of business substantially different from those lines of business conducted by the Company on the date hereof other than any business substantially related or incidental, complementary, corollary, synergistic or ancillary thereto or reasonable extensions thereof;
12)enter into any agreement with respect to any of the foregoing; or
13)prior to the occurrence of an Equity Investment Event:
a.as of the end of any fiscal quarter of the Company, permit the Company’s expenses as set forth on the Initial Budget or New Budget, as applicable, to exceed (x) for the fiscal quarter ended March 31, 2024, (y) for the fiscal quarter ended June 30, 2024, by more than 5% and (z) for the fiscal quarter ended September 30, 2024 and each fiscal quarter thereafter, by more than 10%, the sum of:
i)the Company’s expenses as set forth on the Initial Budget or New Budget, as applicable,
ii)solely to the extent related to the Company’s Expenses during such fiscal quarter, (A) 75% of the sum the Company’s cash receipts received during such fiscal quarter, provided that, the Company’s general and administrative expenses may not increase over the amount set forth in the Initial Budget by more than $500,000, and

(B) following the Merger Transaction, 100% of the sum of cash received by the Merger Target for services rendered during such fiscal quarter, and
iii)solely for the period commencing April 1, 2024 and ending on December 31, 2024, one-time expenses in an aggregate amount not to exceed $250,000;
b.as of the end of any fiscal quarter of the Company, permit the sum of (a) the Company’s cash on hand, (b) seventy five percent (75%) of Eligible 30-Day Receivables and (c) one hundred percent (100%) of Eligible 60-Day Receivables, in each case, as of the end of such fiscal quarter, to be less than the Company’s cash on hand as set forth in the Initial Budget or New Budget, as applicable.
Section 11.     Transfer Restrictions.
            a)    The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Lender or in connection with a pledge as contemplated in Section 11(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Lender under this Agreement.
            b)    The Lenders agree to the imprinting, so long as is required by this Section 11, of a legend on any of the Securities in the following form:
NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.
The Company acknowledges and agrees that a Lender may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Lender may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.

Further, no notice shall be required of such pledge. At the appropriate Lender’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.
        c)    Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 11(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) after the second anniversary of the Closing Date, or (iv) if such Underlying Shares are eligible for sale under Rule 144 without volume or manner-of- sale restrictions at a time no Public Information Failure Exists or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the). If the Company delivers a written notice to the Lenders that a Public Information Failure exists prior to the second anniversary of the Closing Date and such Lender holders Conversion Shares that have not been resold on or prior to such date of determination, such Lender shall, at such Lender’s sole option, either enter into an agreement with the Company not to sell such Conversion Shares in reliance on Rule 144 prior to the earlier of (x) the second anniversary of the Closing Date and (y) the date such Public Information Failure is cured, or return such Conversion Shares to the Company to be certificated with a restricted securities act legend. The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Collateral Agent and each Lender in accordance with this Section 11(c) if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Lender, respectively. The Company agrees that following the later of the Effective Date (to the extent no Public Information Failure then exists) or at any time after the second anniversary of the Closing Date, it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Lender to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Lender a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 11. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the applicable Lenders by crediting the account of such Lender’s prime broker with the Depository Trust Company System as directed by such Lender. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend.

            d)    In addition to such Lender’s other available remedies, the Company shall pay to such Lender, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 11(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend (a “Delivery Failure”, and such amount of liquidated damages, the “Delivery Failure Payment Amount”) and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to such Lender by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Lender that is free from all restrictive and other legends (a “Conversion Failure”) and (b) if after the Legend Removal Date such Lender purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Lender of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Lender anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Lender’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Underlying Shares that the Company was required to deliver to such Lender by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Lender to the Company of the applicable Underlying Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii) (the “Buy-In Payment Amount”). The Company shall pay any Delivery Failure Payment Amount and or Buy-In Payment Amount, as applicable, to the Holder as soon as commercially practicable after the occurrence of a Conversion Failure and/or Delivery Failure, as applicable, but in no event later than the thirtieth (30th) calendar day after the applicable Conversion Date with respect to such Conversion Failure or the date of such request for legend removal in connection with such Delivery Failure hereunder. Notwithstanding the foregoing, but solely with respect to the initial Delivery Failure that occurs hereunder after the date hereof (if any), and not with respect to any other Delivery Failure hereunder (if any), no Delivery Failure Payment Amount shall be deemed to have accrued hereunder with respect to such initial Conversion Failure if such initial Conversion Failure is cured prior to the fifth (5th) calendar day after the date of such request for legend removal in connection with such Delivery Failure hereunder.
Section 12.    Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Lender and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
Section 13.     Furnishing of Information; Public Information.
            a)    Until no Lender owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.
            b)    At any time during the period commencing from the six month year anniversary of the date hereof and ending on the second (2nd) anniversary of the date hereof, , if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c), and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) at a time no registration statement is available by the Lenders for the resale of all of the Conversion Shares issuable hereunder and pursuant to the Loans (for the avoidance of doubt, solely to the extent such failure does not cause such Registration Statement to not be available by the Lenders for the resale of all of the Conversion Shares issuable hereunder and pursuant to the Loans )(a “Public Information Failure”) then, in addition to such Lender’s other available remedies, the Company shall pay to such Lender, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate outstanding principal balance of the Loans on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the

Lenders to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Lender shall be entitled pursuant to this Section 13(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured; provided, that if such date is less than thirty (30) calendar days from the occurrence of such Public Information Failure, such date shall be extended to the thirtieth (30th) calendar day after the occurrence of such Public Information Failure. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Lender’s right to pursue actual damages for the Public Information Failure, and such Lender shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.
Section 14.    Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.
Section 15.    Conversion and Exercise Procedures. The form of Notice of Conversion included in this Agreement sets forth the totality of the procedures required of the Lenders in order to convert the Loans. Without limiting the preceding sentences, no ink-original Notice of Exercise or Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise or Notice of Conversion form be required in order to convert the Loans. No additional legal opinion, other information or instructions shall be required of the Lenders to convert the Loans. The Company shall honor conversions of the Loans and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth herein and in the Transaction Documents.
Section 16.    Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) file a Current Report on Form 8-K, including this Agreement, the Pledge and Security Agreement, the Intercreditor Agreement, the other material Transaction Documents and other material agreements entered into in connection therewith as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Collateral Agent and Lenders that it shall have publicly disclosed all material, non-public information delivered to the Collateral Agent and/or any of the Lenders by the Company or any of the Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of the Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Lenders or any of their Affiliates on the other hand, shall terminate. The Company, Collateral Agent and each Lender shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release nor otherwise make any such public statement without the prior consent of the Collateral Agent, except if such disclosure is required by law, in which case the Company shall promptly provide the Collateral Agent with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Lender, or include the name of any Lender in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Lender, except (a) as required by federal securities law in connection with (i) any Registration Statement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Lender with prior notice of such disclosure permitted under this clause (b).
Section 17.    Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Lender is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Lender could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Lenders.
Section 18.    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide Collateral Agent or any Lender or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto Collateral Agent and/or such Lender shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that Collateral Agent and each Lender shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of the Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to Collateral Agent or a Lender without Collateral Agent’s or such Lender’s consent, the Company hereby covenants and agrees that Collateral Agent and/or such Lender shall not have any duty of confidentiality to the Company, any of the Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of the Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that Collateral Agent and the Lenders shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that Collateral Agent and each Lender shall be relying on the foregoing covenant in effecting transactions in securities of the Company.
Section 19.    Reservation and Listing of Securities; Shareholder Approval.
            a)    The Company shall maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.
            b)    If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

            c)    The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Lenders evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.
Section 20.    Equal Treatment of Lenders. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Loans in amounts which are disproportionate to the respective principal amounts outstanding on the Loans at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Lender by the Company and negotiated separately by each Lender, and is intended for the Company to treat the Lenders as a class and shall not in any way be construed as the Lenders acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.
Section 21.    Certain Transactions and Confidentiality; Short Sale Restriction. Each Lender, severally and not jointly with the other Lenders, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales (as defined in Regulation SHO of the Securities Exchange Act of 1934, as amended), of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the press release. Each Lender, severally and not jointly with the other Lenders, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the press release, such Lender will maintain the confidentiality of the existence and terms of this transaction and the information included in any schedule to this Agreement. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Lender makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the press release, (ii) no Lender shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the press release and (iii) no Lender shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the press release.
Section 22.     Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Lender. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Lender s at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Lender.

Section 23.    Existing Interests. The Company hereby acknowledges and agrees that the Lenders, and their respective affiliates may have, and will continue to have after the date hereof, existing pecuniary interests in the Company. The Company and the Lenders shall diligently cooperate with respect to the public disclosure of such interests, including providing the Lenders of advanced notice and review of any filings.
Section 24.    Events of Default.
1)“Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
i.any default in the payment of (1) the principal amount of any Obligation or (2) interest, liquidated damages and other amounts owing to a Lender or the Collateral Agent, as and when the same shall become due and payable which default, solely in the case of an interest payment or other default under clause (2) above, is not cured within 3 Business Days;
ii.the Company shall fail to observe or perform any covenant set forth in Section 10(m);
iii.the Company shall fail to observe or perform any other covenant or agreement contained in this Agreement or in any Transaction Document, and such failure is not cured within the earlier of (1) 5 Business Days after notice of such failure sent to the Company and (2) 10 Business Days after the Company has become or should have become aware of such failure;
iv.a default or event of default, which such default is not cured, if possible to cure, within the earlier of (1) 5 Business Days after notice of such default or event of default sent to the Company and (2) 10 Business Days after the Company has become or should have become aware of such default or event of default, shall occur under the Debentures, the 2023 Term Loan Agreement or any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below);
v.any representation or warranty made in this Agreement, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to any Lender or the Collateral Agent shall be untrue or incorrect in any material respect as of the date when made or deemed made, and such deficiency is not cured within the earlier of (1) 5 Business Days after notice of such deficiency sent to the Company and (2) 10 Business Days after the Company has become or should have become aware of such deficiency;
vi.the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;
vii.the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a)

involves an obligation greater than $500,000 whether such indebtedness now exists or shall hereafter be created, and (b) results in such Indebtedness becoming or being declared due and payable, or the holders of such Indebtedness having the right to declare such Indebtedness to be due and payable, prior to the date on which it would otherwise become due and payable;
viii.the Company (and all of its Subsidiaries, taken as a whole) shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 33% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction);
ix.any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $500,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days;
x.any provision of any Security Document shall be deemed ineffective or unenforceable, or any Group Member shall state so, or any Lien purported to be created by any Security Document shall be ineffective or unenforceable, or any Group Member shall state so, or any subordination or intercreditor provision under any Transaction Document shall be deemed ineffective or unenforceable, or any Person shall state so, or any provision of the Subsidiary Guarantee shall be ineffective or unenforceable, or any Group Member shall state so;
xi.the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;
xii.the Company shall fail for any reason to deliver Conversion Shares to the applicable Lender prior to the fifth Trading Day after a Conversion Date pursuant to Section 4(c) or the Company shall provide at any time notice to such Lender, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Loans in accordance with the terms hereof; or
xiii.the electronic transfer by the Company of shares of Common Stock through the Depository Trust Company or another established clearing corporation is no longer available or is subject to a “chill”.
2)Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of the Obligations, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall, upon the written election of the Collateral Agent or automatically in the case of an Event of Default under Section 24(a)(vi), become immediately due and payable in cash. Commencing 5 Business Days after any Event of Default, the interest rate on the Obligations shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. In connection with such acceleration described herein, the Lenders need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Lenders and the Collateral Agent may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by the

Lenders at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
        Section 25.    Miscellaneous.
1)Notices. Any and all notices or other communications or deliveries to be provided by the Lenders or the Collateral Agent hereunder or under any Transaction Document shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Lenders and the Collateral Agent delivered in accordance with this Section 9(a).  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to the Lenders and the Collateral Agent at the facsimile number, email address or address of the Lenders and the Collateral Agent appearing on the books of the Company.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.
2)Absolute Obligation. No provision of this Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Agreement at the time, place, and rate, and in the coin or currency, herein prescribed. This Agreement is a direct debt obligation of the Company. The Liens granted to secure the Obligations rank senior to the Liens granted to secure the Indebtedness under the Debentures.
3)Amendments. No modification or waiver of any provision of this Agreement or any other Transaction Document or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Required Lenders. Notwithstanding the foregoing:
a.no amendment or waiver shall (i) decrease the Conversion Price or the principal amount of, or interest rate applicable to, any Loan made by any Lender without the consent of such Lender, (ii) postpone or extend the maturity of the Loans or the scheduled date for any payment of interest or premium without the consent of all Lenders directly and adversely affected thereby, (iii) release any Collateral except as expressly set forth in the Transaction Documents without the consent of all Lenders, (iv) except as otherwise expressly permitted under the Subsidiary Guarantee, release any Subsidiary from the Subsidiary Guarantee, without the consent of all Lenders, (v) modify or change any provision in a manner that would alter the pro rata treatment of the Lenders without the written consent of each Lender;

b.no amendment or waiver shall, unless signed by each Lender, change the provisions of this clause (c) or the definition of Required Lenders or the number of Lenders required to take any action under any other provision of the Transaction Documents, or any provision providing for the pro rata nature of payments by or to Lenders; and
c.no amendment or waiver shall, unless signed by the Collateral Agent, alter the rights or obligations of the Collateral Agent.
4)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
5)Waiver. Any waiver by the Company or the Lenders of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of the Company or the Lenders to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement on any other occasion. Any waiver by the Company or the Lenders must be in writing.
6)Severability. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Agreement as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to any Lender or the Collateral Agent, but will suffer and permit the execution of every such as though no such law has been enacted.
7)Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Lenders’ right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Agreement.  The Company covenants to the Lenders that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Lenders and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Lenders shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Lenders that is requested by any Lender to enable the Lenders to confirm the Company’s compliance with the terms and conditions of this Agreement.
8)Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and to the extent such amount being paid accrues interest, such amount shall continue to accrue interest through the date of payment.
9)Headings. The headings contained herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
10)Secured Obligations. The obligations of the Company under this Agreement are secured by all assets of the Company and each Subsidiary pursuant to the Security Documents and as required herein.
11)Guaranteed Obligations. The obligations of the Company under this Agreement are guaranteed by each Subsidiary pursuant to the Subsidiary Guarantee and as required herein.
12)Assignments. Neither the Company nor any Subsidiary shall be permitted to assign any of its rights or obligations under this Agreement or any other Transaction Document. Any Lender may assign its rights and obligations hereunder, grant a participation in such rights or grant a security interest in such rights, without notice to or the consent of the Company or any other Person, to any Person other than the Company or any Subsidiary other than a Disqualified Institution unless a Specified Event of Default has occurred.
13)Expenses; Indemnification. The Company will pay all costs and expenses (including attorneys’ fees and fees of special counsels) incurred by any Lender and/or the Collateral Agent in connection with the Transaction Documents, including, without limitation, (i) incurred in preparation, execution, delivery and enforcing or defending (or determining whether or how to enforce or defend) any rights under any Loan Document (including any amendments or waivers in connection therewith) or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any Transaction Document, (ii) incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by the Transaction Documents, and (iii) incurred by the Collateral Agent pursuant to the Transaction Documents in connection with the perfection of the Liens on the Collateral or the enforcement of its rights under the Transaction Documents. The Company will pay, and will save each Lender and the Collateral Agent harmless from, any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby or by the other Transaction Documents, including the use of the proceeds of the Loans by the Company, provided, however, that the Company shall not have any obligation to any Lender or the Collateral Agent under this clause (m) for any matter described herein resulting from the gross negligence or willful misconduct of such Lender or the Collateral Agent, as determined by a final judgment of a court of competent jurisdiction.
14)Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Transaction Document, the interest paid or agreed to be paid under the Transaction Documents shall not exceed the Highest Lawful Rate. If any Lender shall receive interest in an amount that exceeds the Highest Lawful Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by a Lender exceeds the Highest Lawful Rate, such person may, to the extent permitted by applicable law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, and (ii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations. “Highest Lawful Rate” means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans or on other Obligations under applicable laws which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.
Section 26.    New Subsidiaries.
1)If the Company or any Subsidiary (other than an Excluded Subsidiary) forms or acquires any new direct or indirect Subsidiary (other than an Excluded Subsidiary), or any Subsidiary merges, amalgamates, or consolidates with or into any other Person and such Subsidiary is not the surviving entity as a result of such merger, amalgamation, or consolidation and such surviving entity is not an Excluded Subsidiary (any such surviving entity, a “Surviving Entity”), the Company agrees to, or to cause such Subsidiary or Surviving Entity to, concurrently with such formation, acquisition, merger, amalgamation or consolidation, (i) provide notice to the Lenders and the Collateral Agent of such formation, acquisition, merger, amalgamation or consolidation, (ii) amend the Pledge and Security Agreement pursuant to a pledge and security agreement addendum attached as Exhibit B to the Pledge and Security Agreement to reflect the addition of such capital stock and pledge the applicable capital stock to the Collateral Agent as additional collateral for the Obligations of the Company under this Agreement, (iii) cause such newly formed or acquired Subsidiary or Surviving Entity to (A) become a party to the Subsidiary Guarantee pursuant to an assumption agreement in the form set forth on Annex 1 thereto, (B) become a party to the Pledge and Security Agreement pursuant to a joinder in form satisfactory to the Collateral Agent for the purposes of granting a security interest in such Subsidiary’s or Surviving Entity’s assets as additional security for the Obligations of the Company under this Agreement and (C) become a party to the Intellectual Property Security Agreement pursuant to a joinder in form satisfactory to the Collateral Agent for the purposes of granting a security interest in such Subsidiary’s or Surviving Entity’s intellectual property as additional security for the obligations of the Company under this Agreement, (iv) deliver to the Collateral Agent an opinion of counsel in form and substance acceptable to the Collateral Agent, addressing, among other things, the due authorization, due execution and delivery and enforceability of the foregoing documents with respect to such Subsidiary or Surviving Entity and (v) to execute or deliver such other agreements, documents requested by the Collateral Agent in connection therewith.

2)If the Company or any Subsidiary forms or acquires any new direct or indirect Excluded Subsidiary, or any Subsidiary merges, amalgamates, or consolidates with or into any other Person and such Subsidiary is not the surviving entity as a result of such merger, amalgamation, or consolidation and such surviving entity is an Excluded Subsidiary (any such surviving entity, a “Excluded Surviving Entity”), the Company agrees to, or to cause such Subsidiary or Excluded Surviving Entity to, concurrently with such formation, acquisition, merger, amalgamation or consolidation, (i) provide notice to the Lenders and the Collateral Agent of such formation, acquisition, merger, amalgamation or consolidation, (ii) amend the Pledge and Security Agreement pursuant to a pledge and security agreement addendum attached as Exhibit B to the Pledge and Security Agreement to reflect the addition of such capital stock and pledge the applicable capital stock (in accordance with the Pledge and Security Agreement) to the Collateral Agent as additional collateral for the obligations of the Company under this Agreement, (iii) take such other actions as Agent deems necessary or reasonably advisable to perfect the Collateral Agent’s security interest therein (including without limitation, executing and/or delivering to the Collateral Agent foreign law pledge agreements and such other documents requested by the Collateral Agent in connection therewith together with opinions of counsel (including foreign counsel, if applicable) in form and substance acceptable to the Collateral Agent, addressing, among other things, the due authorization, due execution and delivery and enforceability of the foregoing documents with respect to the pledge of the equity interest in such Excluded Surviving Entity. If any existing Excluded Subsidiary ceases to be an Excluded Subsidiary for any reason (including without limitation by operation of a change in applicable law) then, the Debtors (as defined in the Pledge and Security Agreement) agree to, within ten (10) Business Days (or such longer period as may be agreed to by the Collateral Agent in its reasonable discretion) after such existing Excluded Subsidiary ceases to be an Excluded Subsidiary, (i) amend the Pledge and Security Agreement to reflect the pledge of the additional equity interests not pledged prior to such time due to the operation of the Foreign Collateral Exclusion (as defined in the Pledge and Security Agreement) (such that 100% of the equity interests held by the Debtors (as defined in the Pledge and Security Agreement) shall then be pledged to the Collateral Agent as Collateral pursuant to the Pledge and Security Agreement), (ii) cause such former Excluded Subsidiary to (A) become a party to the Subsidiary Guarantee pursuant to an assumption agreement in the form set forth on Annex 1 thereto, (B) become a party to the Pledge and Security Agreement pursuant to a joinder in form satisfactory to the Collateral Agent for the purposes of granting a security interest in such former Excluded Subsidiary’s assets as additional security for the obligations of the Company under this Agreement and (C) become a party to the Intellectual Property Security Agreement pursuant to a joinder in form satisfactory to the Collateral Agent for the purposes of granting a security interest in such former Excluded Subsidiary’s intellectual property as additional security for the obligations of the Company under this Agreement, (iii) deliver to the Collateral Agent opinions of counsel (including foreign counsel, if applicable) form and substance acceptable to the Collateral Agent, addressing, among other things, the due authorization, due execution and delivery and enforceability of the foregoing documents with respect to such former Excluded Subsidiary and (iv) to execute or deliver such other agreements, documents requested by the Collateral Agent in connection therewith.

Section 27.    Disclosure. Upon receipt or delivery by the Company or any Subsidiary of any notice in accordance with the terms of this Agreement, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within two (2) Business Days after such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or its Subsidiaries, the Company so shall indicate to the Lenders contemporaneously with delivery of such notice, and in the absence of any such indication, the Lenders shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.
(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by a duly authorized officer as of the date first above indicated.

NAUTICUS ROBOTICS, INC. (F/K/A CLEANTECH ACQUISITION CORP.)
By: /s/ John W. Gibson, Jr.
 Name: John W. Gibson, Jr.
       Title: Interim Chief Executive Officer and President

Notice Information:

17146 Feathercraft Lane, Suite 450
Webster, TX 77598
Attention: Chief Executive Officer
Email: *********

and

17146 Feathercraft Lane, Suite 450
Webster, TX 77598
Attention: Chief Financial Officer
Email: *********

and

17146 Feathercraft Lane, Suite 450
Webster, TX 77598
Attention: General Counsel
Email: *********

and

17146 Feathercraft Lane, Suite 450
Webster, TX 77598
Attention: Audit Committee Chair
Email: *********

COLLATERAL AGENT: ATW SPECIAL SITUATIONS MANAGEMENT LLC

By:/s/ Antonio Ruiz-Gimenez
 Name: Antonio Ruiz-Gimenez
       Title: Authorized Signatory

Notice Information:

17 State Street, Suite 2130,
New York, N.Y. 10004
Attention: Alex LaViolette, Isaac Barber,
Antonio Ruiz-Giminez
Email: *********

LENDERS: ATW SPECIAL SITUATIONS III LLC

By: /s/ Antonio Ruiz-Gimenez
 Name: Antonio Ruiz-Gimenez
       Title: Authorized Signatory

Notice Information:

17 State Street, Suite 2130,
New York, N.Y. 10004
Attention: Alex LaViolette, Isaac Barber,
Antonio Ruiz-Giminez
Email: *********

MATERIAL IMPACT FUND II, L.P.

By: Material Impact Partners II, LLC
Its: General Partner

By: /s/ Adam Sharkawy
Name: Adam Sharkawy
Title: Managing Member

Notice Information:
131 Dartmouth Street, Floor 3
Boston, MA  02116
*********
With copy to:
*********

VHG INVESTMENTS LLC
By: /s/ Vijay Goradia Name: Vijay Goradia Title: Managing Member Notice Information: 16825 Northchase Dr, Ste 1400 Houston, TX 77060

ATW SPECIAL SITUATIONS II LLC
By/s/ Antonio Ruiz-Gimenez
 Name: Antonio Ruiz-Gimenez
       Title: Authorized Signatory

Notice Information:
17 State Street, Suite 2130,
New York, N.Y. 10004
Attention: Alex LaViolette, Isaac Barber,
Antonio Ruiz-Giminez
Email: *********

ATW SPECIAL SITUATIONS I LLC
By: /s/ Antonio Ruiz-Gimenez
 Name: Antonio Ruiz-Gimenez
       Title: Authorized Signatory

Notice Information:
17 State Street, Suite 2100,
New York, N.Y. 10004
Attention: Alex LaViolette, Isaac Barber,
Antonio Ruiz-Giminez
Email: *********

SCHEDULE I
COMMITMENT PERCENTAGES AND AMOUNTS

Lender	Term Loan Commitment Percentage	Term Loan Commitment Amount	ATW Extended Maturity Term Loan Commitment Percentage	ATW Extended Maturity Term Loan Commitment Amount	Incremental Loan Commitment Amount
ATW SPECIAL SITUATIONS III LLC	0%	$0	100%	$1,000,000	$4,666,666
ATW SPECIAL SITUATIONS II LLC	14.76%	$1,262,426	0%	$0	0%
ATW SPECIAL SITUATIONS I LLC	3.38%	$289,429	0%	$0	0%
MATERIAL IMPACT FUND II, L.P.	23.39%	$2,000,000	0%	$0	0%
VHG INVESTMENTS LLC	58.47%	$5,000,000	0%	$0	$1,333,334

ANNEX A
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal of the Loan under the Senior Secured Term Loan Agreement dated January 30, 2024 (the “Loan Agreement”) among Nauticus Robotics, Inc. (f/k/a Cleantech Acquisition Corp.), a Delaware corporation (the “Company”), ATW Special Situations Management LLC, as collateral agent, the lenders party thereto, into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
To be valid, this Notice of Conversion must be delivered to each of the following email addresses:
Email: *********
Email: *********
Email: *********
Email: *********
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of the Loan Agreement, as determined in accordance with Section 13(d) of the Exchange Act.
Conversion calculations:
    Date to Effect Conversion:
    Principal Amount of Loan to be Converted:
    Payment of Interest in Common Stock __ yes __ no
        If yes, $ _____ of Interest Accrued on Account
        of Conversion at Issue.
    Number of shares of Common Stock to be issued:
    Signature:
    Name:
    Address for Delivery of Common Stock Certificates:
    Or
    DWAC Instructions:
Broker No:
    Account No:

ANNEX B
DISQUALIFIED INSTITUTIONS
1.Oceaneering
2.Technip-FMC
3.Subsea 7
4.DOF Subsea
5.Saipem
6.General Dynamics
7.Anduril
8.L3-Harris
9.Huntington Ingalls
10.Kongsberg

ANNEX C
MINIMUM RETURN FEE

Lender	Minimum Return Fee
ATW SPECIAL SITUATIONS I LLC	$0 plus 200% of aggregate principal amount of any Incremental Loan funded hereunder
ATW SPECIAL SITUATIONS II LLC	$0 plus 200% of aggregate principal amount of any Incremental Loan funded hereunder
ATW SPECIAL SITUATIONS III LLC	$9,036,108 plus 200% of aggregate principal amount of any Incremental Loan funded hereunder
MATERIAL IMPACT FUND II, L.P.	$5,000,000
VHG INVESTMENTS LLC	$10,000,000 plus 200% of aggregate principal amount of any Incremental Loan funded hereunder

The foregoing Minimum Return Fees owed to each Lender shall be reduced proportionately by the percentage of the Loans that have been converted by such Lender pursuant to the terms hereof as of the applicable Fee Payment Date.

ANNEX D
INITIAL BUDGET1

Period Ending	3/31/2024	6/30/2024	9/30/2024	12/31/2024
Total Expenses ($)	5,757,000	3,675,000	2,159,500	2,152,500
Closing Cash ($)	5,713,833	2,981,333	1,791,833	100,000

1.For measurement periods ending 3/31/24 and 6/30/24, the minimum Closing Cash value shall be increased dollar for dollar for any amount of Incremental Loan funded to the Company, up to a maximum of $2,000,000 of Incremental Loans funded.

Appendix C
Form of Original Issue Discount Exchanged Senior Secured Convertible Debentures Due September 9, 2026

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES
Original Issue Date: September 9, 2022
Exchange Date: January 30, 2024
$[__________]
ORIGINAL ISSUE DISCOUNT EXCHANGED SENIOR SECURED CONVERTIBLE DEBENTURE DUE SEPTEMBER 9, 2026
THIS    ORIGINAL    ISSUE    DISCOUNT    EXCHANGED    SENIOR    SECURED
CONVERTIBLE DEBENTURE is one of a series of duly authorized and validly issued Original Issue Discount Senior Secured Convertible Debentures of Nauticus Robotics, Inc. (f/k/a Cleantech Acquisition Corp.), a Delaware corporation (together with its successors and assigns, the “Company”), having its principal place of business at 17146 Feathercraft Lane, Suite 450 Webster, TX 77598, designated as its Original Issue Discount Exchanged Senior Secured Convertible Debenture due September 9, 2026 (this debenture, the “Debenture” and, collectively with the other debentures of such series, the “Debentures”), issued in accordance with that certain Amendment and Exchange Agreement, dated as of January 30, 2024 (the “Exchange Agreement”, and the date thereof, the “Exchange Date”), by the Company in exchange for a 5% Original Issue Discount Senior Secured Convertible Debenture of the Company, originally issued on September 9, 2022, with an aggregate amount outstanding thereunder as of the Exchange Date of $29,591,600.
FOR VALUE RECEIVED, the Company promises to pay to [___________] or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $29,127,177 on September 9, 2026 (the “Maturity Date”) or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof. Notwithstanding anything herein to the contrary, the Holder may, at its option upon written notice to the Company prior to the Maturity Date, elect to extend the Maturity Date by one year. This Debenture is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(e). “Alternate Conversion Floor Amount” means an amount equal to the product obtained by multiplying (A) the higher of (I) the highest price that the Common Stock trades at on the Trading Day immediately preceding the relevant Alternate Conversion Date and (II) the applicable Alternate Conversion Price and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to such Holder on the applicable Share Delivery Deadline with respect to such Alternate Conversion from (II) the quotient obtained by dividing (x) the applicable Conversion Amount that such Holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price without giving effect to clause (x) of such definition.
“Alternate Conversion Price” means, with respect to any Alternate Conversion that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, and (ii) the greater of
(x) the Floor Price and (y) 98% of the lowest VWAP of the Common Stock during the ten
(10) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Notice of Conversion (such period, the “Alternate Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Measuring Period.
“Alternate Optional Conversion Expiration Date” means the date of occurrence of a sale or grant of any option to purchase, or otherwise issuance, of any Common Stock and/or Common Stock Equivalents by the Company, whether in one transaction or in a series of transactions, in each case, after the date hereof, as applicable, which results in the payment by such purchaser(s) of a non-refundable amount of net cash proceeds to the Company of at least $30 million (the lowest price per share of Common Stock issued or issuable in such offering, the “Adjustment Price”).
“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) the Company or any Significant Subsidiary thereof admits in writing that it is generally unable to pay its debts as they become due, (h) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.
“Base Conversion Price” shall have the meaning set forth in Section 5(b). “Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(d).
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.
“Buy-In” shall have the meaning set forth in Section 4(c)(v).
“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company (other than by means of conversion or exercise of the Debentures and the Securities issued together with the Debentures), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company (and all of its Subsidiaries, taken as a whole) sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Conversion” shall have the meaning ascribed to such term in Section 4. “Conversion Date” shall have the meaning set forth in Section 4(a).
“Conversion Amount” means the sum of (A) the portion of the principal of this Debenture to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest with respect to such principal of this Debenture, (C) accrued and unpaid Late Fees with respect to such

Principal of this Debenture and Interest, and (E) any other unpaid amounts pursuant to the Transaction Documents, if any.
“Conversion Floor Price Condition” means that the relevant Alternate Conversion Price is being determined based on clause (x) of such definitions.
“Conversion Price” shall have the meaning set forth in Section 4(b).
“Conversion Schedule” means the Conversion Schedule in the form of Schedule 1 attached hereto.
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Debenture in accordance with the terms hereof.
“Debenture Register” shall have the meaning set forth in Section 2(c). “Dilutive Issuance” shall have the meaning set forth in Section 5(b). “Dilutive Issuance Notice” shall have the meaning set forth in Section 5(b).
“Effectiveness Period” shall have the meaning set forth in the Registration Rights Agreement.
“Equity Conditions” means, during the period in question, (a) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder, if any, (b) the Company shall have paid all liquidated damages and other amounts owing to the Holder in respect of this Debenture, (c)(i) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Transaction Documents (and shares issuable in lieu of cash payments of interest) may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Company as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Holder, (d) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (f) there is no existing Event of Default and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (g) the issuance of the shares in question (or, in the case of an Optional Redemption, the shares issuable upon conversion in full of the Optional Redemption Amount) to the Holder would not violate the limitations set forth in Sections 4(d) or 4(e) herein, (h) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (i) the applicable Holder is not in possession of any information provided by the Company, any of its Subsidiaries, or any of their officers, directors, employees, agents or Affiliates, that constitutes, or may constitute, material non-public information and (j) in the case of an Optional Redemption, the average daily trading volume for the Common Stock on the principal Trading Market exceeds 2,000,000 shares (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement) during the applicable Optional Redemption Period.
“Event of Default” shall have the meaning set forth in Section 8(a).
“Excluded Subsidiary” shall have the meaning given to such term in the Pledge and Security Agreement.
“Floor Price” means $0.0878 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

“Fundamental Transaction” shall have the meaning set forth in Section 5(e). “Indebtedness” or “indebtedness” of any person shall mean, if and to the extent
(other than with respect to clause (i)) the same would constitute indebtedness or a liability on a balance sheet prepared in accordance with GAAP, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than such obligations accrued in the ordinary course of business or consistent with past practice or industry norm), to the extent that the same would be required to be shown as a long term liability on a balance sheet prepared in accordance with GAAP, (e) all capitalized lease obligations of such person, (f) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit, (g) the principal component of all obligations of such person in respect of bankers’ acceptances, and (h) all guarantees by such person of indebtedness described in clauses (a) to (g) above; provided, that Indebtedness shall not include (A) trade and other ordinary-course payables and intercompany liabilities arising in the ordinary course of business or consistent with past practice or industry norm, (B) accrued expenses, (C) prepaid or deferred revenue, (D) purchase price holdbacks arising in the ordinary course of business or consistent with past practice or industry norm in respect of a portion of the purchase prices of an asset to satisfy unperformed obligations of the seller of such asset, or (E) earn-out obligations until such obligations become a liability on the balance sheet of such person in accordance with GAAP.
“Interest Conversion Rate” means the 90% of the Alternate Conversion Price as of such Interest Payment Date (assuming an Alternate Optional Conversion of such Interest to be paid in Interest Conversion Shares as of such Interest Payment Date).

“Interest Conversion Shares” shall have the meaning set forth in Section 2(a).

“Interest Rate” means, as of any date of determination, five (5%) per annum, subject to adjustment from time to time in accordance with Section 2.

“Interest Notice Period” shall have the meaning set forth in Section 2(a). “Interest Payment Date” shall have the meaning set forth in Section 2(a). “Interest Share Amount” shall have the meaning set forth in Section 2(a). “Late Fees” shall have the meaning set forth in Section 2(d).
“Mandatory Default Amount” means the sum of (a) the greater of (i) the outstanding principal amount of this Debenture, plus all accrued and unpaid interest hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 130% of the outstanding principal amount of this Debenture, plus 100% of accrued and unpaid interest hereon, and
(b) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture.
“New York Courts” shall have the meaning set forth in Section 9(d). “Notice of Conversion” shall have the meaning set forth in Section 4(a). “Optional Redemption” shall have the meaning set forth in Section 6(a).
“Optional Redemption Amount” means the sum of (a) 120% of the then outstanding principal amount of the Debenture, (b) accrued but unpaid interest and (c) all liquidated damages and other amounts due in respect of the Debenture.
“Optional Redemption Date” shall have the meaning set forth in Section 6(a). “Optional Redemption Notice” shall have the meaning set forth in Section 6(a). “Optional Redemption Notice Date” shall have the meaning set forth in Section
6(a).
“Optional Redemption Period” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of the Debentures, regardless of any transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debentures.
“Permitted Indebtedness” means (a) the indebtedness evidenced by the Debentures,

(b) the indebtedness existing on the Original Issue Date set forth on Schedule 20 to the Perfection Certificate (attached as Exhibit A to the Pledge and Security Agreement), (c) lease obligations (including capital leases) and purchase money indebtedness of up to
$500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (d) indebtedness that (i) is expressly subordinate to the Debentures pursuant to a written subordination agreement with the Purchasers that is acceptable to each Purchaser in its sole and absolute discretion and (ii) matures at a date later than the 91st day following the Maturity Date, (e) up to $75 million, in the aggregate, indebtedness that is senior, pari-passu or junior to the Debentures (including unsecured indebtedness), provided that (i) any such indebtedness does not include any equity or equity-linked component thereof, (ii) any pari-passu or junior indebtedness incurred pursuant to this clause (e) (other than unsecured indebtedness) shall be subject to a written intercreditor agreement with the Purchasers that is acceptable to each Purchaser in its sole discretion and (iii) any indebtedness incurred pursuant to this clause (e) shall not be incurred by a Foreign Subsidiary (as defined in the Pledge and Security Agreement), and (f) additional unsecured indebtedness in an amount not to exceed
$1,500,000 in the aggregate.
“Permitted Lien” means the individual and collective reference to the following:
(a) Liens for taxes, assessments and other governmental charges or levies not yet delinquent by more than 30 days or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business which secure obligations which are not more than 30 days overdue, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien,
(c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (b), (d) and
(e) thereunder, (d) Liens incurred in connection with Permitted Indebtedness under clause
(c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased and (e) other Liens incurred in the ordinary course of business securing obligations not to exceed $500,000.00 in the aggregate.
“Purchase Agreement” means the Securities Purchase Agreement, dated as of December 16, 2021, by and among the Company, Nauticus Robotics Holdings, Inc. (f/k/a Nauticus Robotics, Inc.), a Texas corporation (“Nauticus Sub”), and the Purchasers party thereto (as amended by that certain Letter Agreement dated as of September 9, 2022 by and among the Company, Nauticus Sub and the Purchasers party thereto, and as further amended, modified or supplemented from time to time in accordance with its terms).

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, among the Company and the original holders of the Debentures issued under the Purchase Agreement.
“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Holder as provided for in the Registration Rights Agreement.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Share Delivery Date” shall have the meaning set forth in Section 4(c)(ii). “Successor Entity” shall have the meaning set forth in Section 5(e).
“Trading Day” means a day on which the principal Trading Market is open for trading.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).
“Volume Failure” means, with respect to a particular date of determination, the aggregate daily dollar trading volume (as reported on Bloomberg, LP) of the Common Stock on the principal Trading Market of the Common Stock on any Trading Day during the ten (10) Trading Day period ending on the Trading Day immediately preceding such date of determination, is less than $100,000.
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2.    Interest.
1)Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the applicable Interest Rate, payable quarterly on January 1, April 1, July

1 and October 1, beginning on the first such date after the Original Issue Date, on each Conversion Date (as to that principal amount then being converted), on each Optional Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (each such date, an “Interest Payment Date”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash or, at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at the Interest Conversion Rate (the dollar amount to be paid in shares, the “Interest Share Amount”) or a combination thereof; provided, however, that payment in shares of Common Stock may only occur if (i) all of the Equity Conditions have been met (unless waived by the Holder in writing) during the 5 Trading Days immediately prior to the applicable Interest Payment Date (the “Interest Notice Period”) and through and including the date such shares of Common Stock are actually issued to the Holder, (ii) the Company shall have given the Holder notice in accordance with the notice requirements set forth below, (iii) as to such Interest Payment Date, prior to such Interest Notice Period (but not more than five (5) Trading Days prior to the commencement of such Interest Notice Period), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Interest Share Amount equal to the quotient of (x) the applicable Interest Share Amount divided by (y) the lesser of the (i) then Conversion Price and (ii) the Interest Conversion Rate assuming for such purposes that the Interest Payment Date is the Trading Day immediately prior to the commencement of the Interest Notice Period (the “Interest Conversion Shares”), (iv) the average of the five (5) VWAPs ending on the Trading Day that is immediately prior to the applicable Interest Payment Date equals or exceeds 111% of the then Conversion Price and (v) no Volume Failure exists.
2)Company’s Election to Pay Interest in Cash or Kind. Subject to the terms and conditions herein, the decision whether to pay interest hereunder in cash, shares of Common Stock or a combination thereof shall be at the sole discretion of the Company. Prior to the commencement of any Interest Notice Period, the Company shall deliver to the Holder a written notice of its election to pay interest hereunder on the applicable Interest Payment Date either in cash, shares of Common Stock or a combination thereof and the Interest Share Amount as to the applicable Interest Payment Date, provided that the Company may indicate in such notice that the election contained in such notice shall apply to future Interest Payment Dates until revised by a subsequent notice. During any Interest Notice Period, the Company’s election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date. Subject to the aforementioned conditions, failure to timely deliver such written notice to the Holder shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash. At any time the Company delivers a notice to the Holder of its election to pay the interest in shares of Common Stock, the Company shall timely file a prospectus supplement pursuant to Rule 424 disclosing such election. The aggregate number of shares of Common Stock otherwise issuable to the Holder on an Interest Payment Date shall be reduced by the number of Interest Conversion Shares previously issued to the Holder in connection with such Interest Payment Date.
3)Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Payment of interest in shares of Common Stock (other than the Interest Conversion Shares issued prior to an Interest Notice Period) shall otherwise occur pursuant to Section 4(c)(ii) herein and, solely for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(c)(ii) herein. Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture (the “Debenture Register”). Except as otherwise provided herein, if at any time the Company pays interest partially in cash and partially in shares of Common Stock to the holders of the Debentures, then such payment of cash shall be distributed ratably among the holders of the then-outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.
4)Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full. Notwithstanding anything to the contrary contained herein, if, on any Interest Payment Date the Company has elected to pay accrued interest in the form of Common Stock but the Company is not permitted to pay accrued interest in Common Stock because it fails to satisfy the conditions for payment in Common Stock set forth in Section 2(a) herein, then, at the option of the Holder, the Company, in lieu of delivering either shares of Common Stock pursuant to this Section 2 or paying the regularly scheduled interest payment in cash, shall deliver, within three (3) Trading Days of each applicable Interest Payment Date, an amount in cash equal to the product of (x) the number of shares of Common Stock otherwise deliverable to the Holder in connection with the payment of interest due on such Interest Payment Date multiplied by (y) the highest VWAP during the period commencing on the Interest Payment Date and ending on the Trading Day prior to the date such payment is actually made. If any Interest Conversion Shares are issued to the Holder in connection with an Interest Payment Date and are not applied against an Interest Share Amount, then the Holder shall promptly return such excess shares to the Company.
5)Prepayment. Except as otherwise set forth in this Debenture, the Company may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

Section 3.    Registration of Transfers and Exchanges.
1)Different Denominations. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.
2)Investment Representations. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.
3)Reliance on Debenture Register. Prior to due presentment for transfer to the Company of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
Section 4.    Conversion.
1)Voluntary Conversion. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Sections 4(d) or 4(e) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Debenture to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon, has been so converted in which case the Holder shall surrender this Debenture as promptly as is reasonably practicable after such conversion without delaying the Company’s obligation to deliver the shares on the Share Delivery Date. Conversions hereunder shall have the effect of lowering the outstanding Conversion Amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the Conversion Amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.
2)Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $0.4582, subject to adjustment herein (the “Conversion Price”)
3)Mechanics of Conversion.
a.Conversion Shares Issuable Upon Conversion. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 4(b) shall be determined by dividing (x) 120% of such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).
b.Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) the Conversion Shares which, on or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of this Debenture (including, if the Company has given continuous notice pursuant to Section 2(b) for payment of interest in shares of Common Stock at least 20 Trading Days prior to the date on which the Notice of Conversion is delivered to the Company, shares of Common Stock representing the payment of accrued interest otherwise determined pursuant to Section 2(a) but assuming that the Interest Notice Period is the 20 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Company and excluding for such issuance the condition that the Company deliver Interest Conversion Shares as to such interest payment prior to the commencement of the Interest Notice Period) and (B) a bank check in the amount of accrued and unpaid interest (if the Company has elected or is required to pay accrued interest in cash). On or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, the Company shall deliver any Conversion Shares required to be delivered by the Company under this Section 4(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.
c.Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Debenture delivered to the Company and the Holder shall promptly return to the Company the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.
d.Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Debenture shall elect to convert any or all of the Conversion Amount of this Debenture, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding Conversion Amount of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/

litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such Conversion Shares pursuant to Section 4(c)(ii) by the Share Delivery Date (a “Conversion Failure”), the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Conversion Amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion (the “Liquidated Damages Amount”). Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. The Company shall pay any Liquidated Damages Amount to the Holder as soon as commercially practicable after the occurrence of a Conversion Failure, but in no event later than the thirtieth (30th) calendar day after the applicable Conversion Date with respect to such Conversion Failure hereunder. Notwithstanding the foregoing, but solely with respect to the initial Conversion Failure that occurs hereunder after the date hereof (if any), and not with respect to any other Conversion Failure hereunder (if any), no Liquidated Damages Amount shall be deemed to have accrued hereunder with respect to such initial Conversion Failure if such initial Conversion Failure is cured prior to the fifth (5th) calendar day after the Share Delivery Date of such initial Conversion Failure.
e.Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if a Conversion Failure occurs, and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) (the “Buy-In Payment Amount”) and (B) at the option of the Holder, either reissue (if surrendered) this Debenture in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(c)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy- In with respect to an attempted conversion of this Debenture with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Conversion Shares upon conversion of this Debenture as required pursuant to the terms hereof. The Company shall pay any Buy-In Payment Amount to the Holder as soon as commercially practicable after the occurrence of a Conversion Failure, but in no event later than the thirtieth (30th) calendar day after the applicable Conversion Date with respect to such Conversion Failure hereunder.
f.Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Debentures), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding Conversion Amount of this Debenture. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Registration Statement (subject to such Holder’s compliance with its obligations under the Registration Rights Agreement).
g.Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Debenture. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.
h.Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.
4)Holder’s Conversion Limitations. The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted Conversion Amount of this Debenture beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which Conversion Amount of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by the Holder together with any Affiliates or Attribution Parties) and which Conversion Amount of this Debenture is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d), provided that the

Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(d) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.
a.Issuance Limitations. Notwithstanding anything herein to the contrary, if the Company has not obtained Stockholder Approval (as defined in the Exchange Agreement), then the Company may not issue, upon conversion of this Debenture, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date (i) in connection with the conversion of any Debentures issued pursuant to the Exchange Agreement and (ii) in connection with convertible loans (the “Senior Convertible Debt”) issued pursuant to that Second Secured Term Loan Agreement, dated January 30, 2024, by and among the Company and the Lenders party thereto (the “Second Term Loan Agreement”), that would otherwise breach the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, including rules related to the aggregate of offerings under NASDAQ Listing Rule 5635(d) (such applicable number of shares, the “Issuable Maximum”). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original principal amount of the Holder’s Debenture by (y) the aggregate original principal amount of all Debentures issued on the Original Issue Date to all Holders and Senior Convertible Debt issued pursuant to the Second Term Loan Agreement. In addition, each Holder may allocate its pro-rata portion of the Issuable Maximum among Debentures and Senior Convertible Debt held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Debentures or Senior Convertible Debt and the amount of shares issued to the Holder pursuant to the Holder’s Debentures and Senior Convertible Debt was less than the Holder’s pro-rata share of the Issuable Maximum. At any time after the Stockholder Meeting Deadline (as defined in the Exchange Agreement), in the event that the Company is prohibited from issuing shares of Common Stock pursuant to this Section 4(e) (the “Exchange Cap Shares”), the Company shall pay cash in exchange for the cancellation of such portion of this Debenture convertible into such Exchange Cap Shares at a price equal to the sum of (i) the product of (x) such number of Exchange Cap Shares and (y) the greatest closing sale price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Conversion Notice with respect to such Exchange Cap Shares to the Company and ending on the date of such issuance and payment under this Section 4(e) and (ii) to the extent of any Buy-In related thereto, payment amount with respect to any such Buy-In hereunder, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith (collectively, the “Exchange Cap Share Cancellation Amount”).

b.Right of Alternate Conversion.

a.General.

i.Alternate Optional Conversion. Subject to Sections 4(d) and 4(e), at any time prior to the Alternate Optional Conversion Expiration Date, at the option of the Holder, the Holder may convert (each, an “Alternate Optional Conversion”, and the date of such Alternate Optional Conversion, an “Alternate Optional Conversion Date”) all, or any part, of this Debenture into shares of Common Stock (such portion of the Conversion Amount subject to such Alternate Optional Conversion, the “Alternate Optional Conversion Amount”) at the Alternate Conversion Price.

a.Alternate Conversion Upon an Event of Default. Subject to Section Sections 4(d) and 4(e), at any time after the occurrence of an Event of Default (regardless of whether such Event of Default has been cured, or if the Company has delivered an notice of the occurrence of such Event of Default to the Holder or if the Holder has delivered notice to the Company electing to redeem this Debenture, in whole or in part, or otherwise notified the Company that an Event of Default has occurred), the Holder may, at the Holder’s option, convert (each, an “Alternate Event of Default Conversion” and together with each Alternate Optional Conversion, each, an “Alternate Conversion”, and the date of such Alternate Event of Default Conversion, each, an “Alternate Event of Default Conversion Date”, and together with each Alternate Optional Conversion Date, each, an “Alternate Conversion Date”) all, or any part of, the Conversion Amount (such portion of the Conversion Amount subject to such Alternate Conversion, the “Alternate Event of Default Conversion Amount” and together with each Alternate Optional Conversion Amount, each, an “Alternate Conversion Amount”) into shares of Common Stock at the Alternate Conversion Price.

1.Mechanics of Alternate Conversion. On any Alternate Conversion Date, the Holder may voluntarily convert any Alternate Conversion Amount pursuant to Section 4(a) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion and, solely with respect to the calculation of the number of shares of Common Stock issuable upon conversion of any Conversion Amount in an Alternate Event of Default Conversion, with “such portion of the Mandatory Default Amount subject to conversion” replacing “Conversion Amount” with respect to such Alternate Conversion, mutatis mutandis) by designating in the Conversion Notice delivered pursuant to this Section 4(f) of this Debenture that the Holder is electing to use the Alternate Conversion Price for such conversion; provided that in the event of the Conversion Floor Price Condition, on the applicable Alternate Conversion Date the Company shall pay a cash amount to the Holder equal to the applicable Alternate Conversion Floor Amount. Notwithstanding anything to the contrary in this Section 4(f), but subject to Sections 4(d) and 4(e), until the Company delivers shares of Common Stock representing the applicable Alternate Conversion Amount to the Holder, such Alternate Conversion Amount may be converted by the Holder into shares of Common Stock pursuant to Section 4(a) without regard to this Section 4(f).

Section 5.    Certain Adjustments.
1.Stock Dividends and Stock Splits. If the Company, at any time while this Debenture is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Debentures), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
2.Subsequent Equity Sales. If, at any time while this Debenture is outstanding, the Company or any Subsidiary, as applicable, sells or grants any option to purchase, or otherwise issues, any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price shall be reduced to equal the Base Conversion Price, provided that the Base Conversion Price shall not be less than $2.00 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement). Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance. If the Company enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.
3.Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 5(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
4.Pro Rata Distributions. During such time as this Debenture is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Debenture, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
5.Fundamental Transaction. If, at any time while this Debenture is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Sections 4(d) or 4(e) on the conversion of this Debenture), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Debenture is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Sections 4(d) or 4(e) on the conversion of this Debenture). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Debenture and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 5(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Debenture, deliver to the Holder in exchange for this Debenture a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Debenture which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Debenture (without regard to any limitations on the conversion of this Debenture) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Debenture immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Debenture and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Debenture and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.
6.Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.
7.Notice to the Holder.

a.Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
b.Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company(and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Debenture Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert this Debenture during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
8.Voluntary Adjustment by Company. Subject to the rules and regulations of the Company’s principal Trading Market, the Company may at any time during the term of this Debenture, with the prior written consent of the Required Holders (as defined in the Exchange Agreement), reduce the then current Conversion Price of each of the Debentures to any amount and for any period of time deemed appropriate by the board of directors of the Company.
Section 6.    Redemption.

1.Optional Redemption at Election of Company. Subject to the provisions of this Section 6(a), at any time after the Effective Date, the Company may deliver a notice to the Holder (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding Conversion Amount of this Debenture for cash in an amount equal to the Optional Redemption Amount on the 60th Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such 60 Trading Day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is payable in full on the Optional Redemption Date. Additionally, upon any Optional Redemption the Company shall also issue to the Holder a Common Stock purchase warrant to purchase up to a number of shares of Common Stock equal to 60% of the Conversion Amount of this Debenture being redeemed divided by the then Conversion Price, with an exercise price equal to the then Conversion Price and a term of exercise equal to 10 years from the date of issuance thereof, otherwise in the form of the Warrant. Such warrant certificate shall be issued within 3 Trading Days of the Redemption and shall have customary piggyback registration rights reasonably acceptable to the Holder. The Company may only effect an Optional Redemption if each of the Equity Conditions shall have been met (unless waived in writing by the Holder) on each Trading Day during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made in full. If any of the Equity Conditions shall cease to be satisfied at any time during the Optional Redemption Period, then the Holder may elect to nullify the Optional Redemption Notice by notice to the Company within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if, by a provision of the Transaction Documents, the Company is obligated to notify the Holder of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Company) in which case the Optional Redemption Notice shall be null and void, ab initio. The Company covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full. The Company’s determination to pay an Optional Redemption in cash shall be applied ratably to all of the holders of the then outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.
2.Redemption Procedure. The payment of cash or issuance of Common Stock, as applicable, pursuant to an Optional Redemption or shall be payable on the Optional Redemption Date. If any portion of the payment pursuant to an Optional Redemption shall not be paid by the Company by the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full. Notwithstanding anything herein contained to the contrary, if any portion of the Optional Redemption Amount remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Optional Redemption, ab initio, and, with respect to the Company’s failure to honor the Optional Redemption, the Company shall have no further right to exercise such Optional Redemption. Notwithstanding anything to the contrary in this Section 6, the Company’s determination to redeem in cash or its elections under Section 6(b) shall be applied ratably among the holders of Debentures. The Holder may elect to convert the Conversion Amount of this Debenture pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 6 by the delivery of a Notice of Conversion to the Company.

Section 7. Negative Covenants. As long as any portion of this Debenture remains outstanding, unless the Required Holders (as defined in the Exchange Agreement) shall have otherwise given prior written consent, the Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:
1.other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;
2.other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;
3.amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;
4.repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Debenture;
5.repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than (i) the Debentures if on a pro-rata basis, (ii) regularly scheduled principal and interest payments as such terms are in effect as of the Original Issue Date,
(iii) payments (whether of principal, interest, or otherwise) in respect of the First Lien Loan Indebtedness pursuant to the terms thereof (to the extent not in contravention of the First Lien Loan ICA), and (iv) regularly scheduled principal and interest payments of Permitted Indebtedness (other than unsecured Permitted Indebtedness incurred pursuant to clause (e) of the definition of “Permitted Indebtedness” and the First Lien Loan Indebtedness) pursuant to the terms thereof; provided that payments pursuant to the foregoing clause (ii) shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exists or occurs;
6.pay cash dividends or distributions on any equity securities of the Company;
7.enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval);
8.permit Nauticus Sub to merge or become a party to any merger, amalgamation, or consolidation with any Person where Nauticus Sub is not the surviving Person or whereby Nauticus Sub would cease to be a wholly owned subsidiary of the Company as a result of such merger, amalgamation, or consolidation (any such merger, amalgamation, or consolidation, a “Nauticus Sub Merger”), unless the surviving Person into which Nauticus Sub is merged as a result of such Nauticus Sub Merger (such surviving Person, the “Nauticus Sub Surviving Entity”) (i) becomes a wholly owned subsidiary of the Company concurrently with and as an immediate result of such Nauticus Sub Merger, and (ii) concurrently with the consummation of such Nauticus Sub Merger, the Company pledges all of the outstanding capital stock of the Nauticus Sub Surviving Entity to the Agent (as defined in the Pledge and Security Agreement) as additional collateral for the obligations of the Company under this Debenture and complies with all of the requirements of Section 10 hereof;
9.sell or grant any right to reprice any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights which entitles such Person to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price;
a.issue any securities, directly or indirectly, (i) that would cause a breach or default under this Debenture, or (ii) at a Base Conversion Price less than (x) if prior to the Alternate Conversion Optional Expiration Date, 200% of the Floor Price then in effect or (y) from and after the Alternate Conversion Optional Expiration Date, the Conversion Price then in effect.
11.engage in any line of business substantially different from (i) those lines of business conducted by Nauticus Sub on the date hereof or (ii) any business substantially related or incidental, complementary, corollary, synergistic or ancillary thereto or reasonable extensions thereof; or
12.enter into any agreement with respect to any of the foregoing.

Section 8. Events of Default.

1.“Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
a.any default in the payment of (A) the principal amount of any Debenture or (B) interest, liquidated damages and other amounts owing to a Holder on any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within 3 Trading Days;
b.the Company shall fail to observe or perform any other covenant or agreement contained in the Debentures (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (xi) below) or in any Transaction Document, which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such failure sent by the

Holder or by any other Holder to the Company and (B) 10 Trading Days after the Company has become or should have become aware of such failure;
c.a default or event of default, which such default is not cured, if possible to cure, within the earlier of (A) 5 Trading Days after notice of such default or event of default sent by the Holder or by any other Holder to the Company and
(B) 10 Trading Days after the Company has become or should have become aware of such default or event of default, shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below);
d.any representation or warranty made in this Debenture, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made, which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) 10 Trading Days after the Company has become or should have become aware of such failure;
e.the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;
f.the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $500,000 whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
g.the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;
h.the Company (and all of its Subsidiaries, taken as a whole) shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 33% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction);
i.the Initial Registration Statement (as defined in the Registration Rights Agreement) shall not have been declared effective by the Commission on or prior to the 120th calendar day after the Closing Date or the Company does not meet the current public information requirements under Rule 144 in respect of the Registrable Securities (as defined in the Registration Rights Agreement);

j.if, during the Effectiveness Period (as defined in the Registration Rights Agreement), either (a) the effectiveness of the Registration Statement lapses for any reason or (b) the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement for a period of more than 20 consecutive Trading Days or 30 non- consecutive Trading Days during any 12 month period; provided, however, that if the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and, in the written opinion of counsel to the Company, the Registration Statement would be required to be amended to include information concerning such pending transaction(s) or the parties thereto which information is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 10 consecutive Trading Days during any 12 month period pursuant to this Section 8(a)(x);

k.the Company shall fail for any reason to deliver Conversion Shares to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to Section 4(c) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Debentures in accordance with the terms hereof;
l.the electronic transfer by the Company of shares of Common Stock through the Depository Trust Company or another established clearing corporation is no longer available or is subject to a “chill”;
m.any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $500,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days; or
n.a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied or that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred.
2.Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Debenture, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Debenture to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Debenture until such time, if any, as the Holder receives full payment pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
Section 9.    Miscellaneous.
1.Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 9(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by
U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.
2.Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein.
3.Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.
4.Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
5.Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture on any other occasion. Any waiver by the Company or the Holder must be in writing.
6.Severability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Debenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
7.Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Debenture shall be cumulative and in addition to all other remedies available under this Debenture and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Debenture. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Debenture.
8.Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
9.Headings. The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.
10.Secured Obligations. The obligations of the Company under this Debenture are secured by all assets of the Company and each Subsidiary pursuant to (i) the Pledge and Security Agreement, dated as of the date hereof, by and among the Company, Nauticus Sub and the other debtors from time to time party thereto, the Agent (as defined therein) and the Creditors (as defined therein) (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), (ii) the Intellectual Property Security Agreement, dated as of the date hereof by and among the Company, Nauticus Sub, and the other pledgors from time to time party thereto, and the Agent (as defined therein) (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Intellectual Property Security Agreement”), and (iii) the other Security Documents (as defined in the Pledge and Security Agreement).
11.Guaranteed Obligations. The obligations of the Company under this Debenture are guaranteed by each Subsidiary pursuant to the Subsidiary Guarantee, dated as the date hereof, by and among the Subsidiaries of the Company (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Subsidiary Guarantee”).

Section 10.    New Subsidiaries.
1.If the Company or any Subsidiary (other than an Excluded Subsidiary) forms or acquires any new direct or indirect Subsidiary (other than an Excluded Subsidiary), or any Subsidiary merges, amalgamates, or consolidates with or into any other Person and such Subsidiary is not the surviving entity as a result of such merger, amalgamation, or consolidation and such surviving entity is not an Excluded Subsidiary (any such surviving entity, a “Surviving Entity”), the Company agrees to, or to cause such Subsidiary or Surviving Entity to, concurrently with such formation, acquisition, merger, amalgamation or consolidation, (i) provide notice to the Holder of such formation, acquisition, merger, amalgamation or consolidation, (ii) amend the Pledge and Security Agreement pursuant to a pledge and security agreement addendum attached as Exhibit B to the Pledge and Security Agreement to reflect the addition of such capital stock and pledge the applicable capital stock to Agent (as defined in the Pledge and Security Agreement) as additional collateral for the obligations of the Company under this Debenture, (iii) cause such newly formed or acquired Subsidiary or Surviving Entity to (A) become a party to the Subsidiary Guarantee pursuant to an assumption agreement in the form set forth on Annex 1 thereto, (B) become a party to the Pledge and Security Agreement pursuant to a joinder in form satisfactory to Agent for the purposes of granting a security interest in such Subsidiary’s or Surviving Entity’s assets as additional security for the obligations of the Company under this Debenture and (C) become a party to the Intellectual Property Security Agreement pursuant to a joinder in form satisfactory to Agent (as defined in the Pledge and Security Agreement) for the purposes of granting a security interest in such Subsidiary’s or Surviving Entity’s intellectual property as additional security for the obligations of the Company under this Debenture, (iv) deliver to Agent an opinion of counsel in form and substance acceptable to Agent (as defined in the Pledge and Security Agreement), addressing, among other things, the due authorization, due execution and delivery and enforceability of the foregoing documents with respect to such Subsidiary or Surviving Entity and (v) to execute or deliver such other agreements, documents requested by the Agent in connection therewith.
2.If the Company or any Subsidiary forms or acquires any new direct or indirect Excluded Subsidiary, or any Subsidiary merges, amalgamates, or consolidates with or into any other Person and such Subsidiary is not the surviving entity as a result of such merger, amalgamation, or consolidation and such surviving entity is an Excluded Subsidiary (any such surviving entity, a “Excluded Surviving Entity”), the Company agrees to, or to cause such Subsidiary or Excluded Surviving Entity to, concurrently with such formation, acquisition, merger, amalgamation or consolidation, (i) provide notice to the Holder of such formation, acquisition, merger, amalgamation or consolidation, (ii) amend the Pledge and Security Agreement pursuant to a pledge and security agreement addendum attached as Exhibit B to the Pledge and Security Agreement to reflect the addition of such capital stock and pledge the applicable capital stock (in accordance with the Pledge and Security Agreement) to Agent (as defined in the Pledge and Security Agreement) as additional collateral for the obligations of the Company under this Debenture, (iii) take such other actions as Agent deems necessary or reasonably advisable to perfect the Agent’s security interest therein (including without limitation, executing and/or delivering to Agent foreign law pledge agreements and such other documents requested by the Agent in connection therewith together with opinions of counsel (including foreign counsel, if applicable) in form and substance acceptable to Agent, addressing, among other things, the due authorization, due execution and delivery and enforceability of the foregoing documents with respect to the pledge of the Equity Interest in such Excluded Surviving Entity. If any existing Excluded Subsidiary ceases to be an Excluded Subsidiary for any reason (including without limitation by operation of a change in applicable law) then, the Debtors agree to, within ten (10) Business Days (or such longer period as may be agreed to by the Agent in its reasonable discretion) after such existing Excluded Subsidiary ceases to be an Excluded Subsidiary, (i) amend the Pledge and Security Agreement to reflect the pledge of the additional Equity Interests not pledged prior to such time due to the operation of the Foreign Collateral Exclusion (as defined in the Pledge and Security

Agreement) (such that 100% of the Equity Interests held by the Debtors (as defined in the Pledge and Security Agreement) shall then be pledged to Agent as Collateral pursuant to the Pledge and Security Agreement), (ii) cause such former Excluded Subsidiary to (A) become a party to the Subsidiary Guarantee pursuant to an assumption agreement in the form set forth on Annex 1 thereto, (B) become a party to the Pledge and Security Agreement pursuant to a joinder in form satisfactory to Agent for the purposes of granting a security interest in such former Excluded Subsidiary’s assets as additional security for the obligations of the Company under this Debenture and (C) become a party to the Intellectual Property Security Agreement pursuant to a joinder in form satisfactory to Agent (as defined in the Pledge and Security Agreement) for the purposes of granting a security interest in such former Excluded Subsidiary’s intellectual property as additional security for the obligations of the Company under this Debenture, (iii) deliver to Agent opinions of counsel (including foreign counsel, if applicable) form and substance acceptable to Agent, addressing, among other things, the due authorization, due execution and delivery and enforceability of the foregoing documents with respect to such former Excluded Subsidiary and (iv) to execute or deliver such other agreements, documents requested by the Agent in connection therewith.

Section 11. Disclosure. Upon receipt or delivery by the Company or any Subsidiary of any notice in accordance with the terms of this Debenture, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within two (2) Business Days after such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or its Subsidiaries, the Company so shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.
Section 12. Amending the Terms of this Debenture. Except for Section 4(d), which may not be amended, modified or waived by the parties hereto, the prior written consent of the Required Holders (as defined in the Exchange Agreement) shall be required for any amendment, modification or waiver to this Debenture. Any amendment, modification or waiver so approved shall be binding upon all existing and future holders of this Debenture and any Other Debentures; provided, however, that no such change, waiver or, as applied to any of the Debentures held by any particular holder of Debentures, shall, without the written consent of that particular holder, (i) reduce the amount of Principal, reduce the amount of accrued and unpaid Interest, or extend the Maturity Date, of the Debentures, (ii) disproportionally and adversely affect any rights under the Debentures of any holder of Debentures; or (iii) modify any of the provisions of, or impair the right of any holder of Debentures under, this Section 12.

*********************
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.
NAUTICUS ROBOTICS, INC. (F/K/A CLEANTECH ACQUISITION CORP.)

By:______________________
Name:
Title:

Notice Information:

17146 Feathercraft Lane, Suite 450
Webster, TX 77598
Attention: Chief Executive Officer Email:

and

17146 Feathercraft Lane, Suite 450
Webster, TX 77598
Attention: Chief Financial Officer Email:

and

17146 Feathercraft Lane, Suite 450
Webster, TX 77598 Attention: General Counsel
Email:
and

17146 Feathercraft Lane, Suite 450
Webster, TX 77598
Attention: Audit Committee Chair
Email:

Appendix D
Form of Warrants to Purchase Common Stock

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT
NAUTICUS ROBOTICS, INC. (F/K/A CLEANTECH ACQUISITION CORP.)

Warrant Shares:    Initial Exercise Date:
    THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [__________________],or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on September 9, 2032 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Nauticus Robotics, Inc. (f/k/a Cleantech Acquisition Corp.), a Delaware corporation (together with its successors and assigns, the “Company”), up to 408,160 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement dated December 16, 2021, among the Company, Nauticus Robotics Holdings, Inc. (f/k/a Nauticus Robotics, Inc.), a Texas corporation (“Nauticus Sub”), and the Purchasers party thereto (as amended by that certain Letter Agreement dated as of September 9, 2022 by and among the Company, Nauticus Sub and the Purchasers party thereto, and as further amended, modified or supplemented from time to time in accordance with its terms, the “Purchase Agreement”).
Section 2.    Exercise.
1)Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.
a.Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $20.00, subject to adjustment hereunder (the “Exercise Price”).
b.Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of

Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder;
and;

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

c.Mechanics of Exercise.
i.Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of- sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the

Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.
ii.Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
iii.Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
iv.Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy- In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
v.No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
vi.Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The

Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.
vii.Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
d.Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.
Section 3. Certain Adjustments.
a.Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
b.Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell, enter into an agreement to sell, or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment, provided that the Base Share Price shall not be less than $2.00 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement). Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised.
c.Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
d.Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.
e.Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company's control, including not approved by the Company's Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this

Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(e) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.
f.Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g.Notice to Holder.

i.Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.
ii.Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

h.Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.
Section 4.    Transfer of Warrant.
a.Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b.New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
c.Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d.Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.
e.Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.
Section 5.    Miscellaneous.
a.No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.
b.Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
c.Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
d.Authorized Shares.The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
e.Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.
f.Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g.Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
h.Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.
i.Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
j.Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
k.Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l.Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
m.Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
n.Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

NAUTICUS ROBOTICS, INC. (F/K/A CLEANTECH ACQUISITION CORP.)
By: Name: Title:

Appendix E
Proposed Amendment to Second Amended and Restated Certificate of Incorporation
E-1

CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF NAUTICUS ROBOTICS, INC.

Nauticus Robotics, Inc., (the “Corporation”), a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby files this Certificate of Amendment (this “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and certifies as follows:

1.The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 18, 2020, an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 14, 2021, and a Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on September 9, 2022.

2.The Second Amended and Restated Certificate of Incorporation, as amended, is hereby amended by adding the following to the end of paragraph (A) of Article Fourth thereof:

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, each [__] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who, immediately prior to the Effective Time, own a number of shares of Common Stock which is not evenly divisible by the exchange ratio set forth above shall, with respect to such fractional interest, be entitled to receive the next highest whole number of shares of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock or book-entry then outstanding representing shares of Common Stock, shall thereafter represent the number of shares of Common Stock that give effect to the Reverse Stock Split; provided, that each person holding of record a stock certificate or certificates that represented shares of Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of Common Stock to which such person is entitled under the foregoing, subject to the rounding up of any fractional interests as described in the foregoing.

3.This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4.This Certificate of Amendment shall become effective at 4:01 p.m. Eastern Time on [__], 2024.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on , 2024.

NAUTICUS ROBOTICS, INC.

By:_______________________________

Name:
Title:
E-2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

NAUTICUS ROBOTICS, INC.
Special Meeting of Shareholders

This proxy is solicited by the Board of Directors

The shareholders hereby appoint John W. Gibson, Jr. and Nicholas J. Bigney, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NAUTICUS ROBOTICS, INC. that the shareholders are entitled to vote at the Special Meeting of Shareholders to be held at 11:00 AM, EDT on May 20, 2024, at 1300 McKinney Street, Suite 5100, Houston, TX 77010, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on the reverse side

NAUTICUS ROBOTICS, INC. 17146 FEATHERCRAFT LANE #450 WEBSTER, TX 77598
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/19/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/19/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4
		For	Against	Abstain
1.	To approve an an amendment to our Second Amended and Restated Certificate of Incorporation	☐	☐	☐

2.
To approve the issuance of shares of the Company’s common stock:

(i)upon the conversion of debt under our Senior Secured Term Loan Agreement;

(ii)upon the conversion of debt under our Original Issue Discount Exchanged Senior Secured Convertible Debentures Due September 9, 2026; and

(iii)upon the exercise of warrants to purchase share of our common stock issued pursuant to the Amended Securities Purchase Agreement.
		☐	☐	☐

3.	To approve a proposal authorizing the Board of Directors of the Company to enact a reverse split of its shares at a ratio between one to six and one to twenty.	☐	☐	☐

4.	To approve a proposal to adjourn the Special Meeting to a later date or dates.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date